As filed with the Securities and Exchange Commission on July 9th, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Thomas S. White, Jr.

Thomas White International, Ltd.

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Name and address of agent for service)

(312) 663-8300

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31

Date of reporting period: 11/1/2014-4/30/2015

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

APRIL 30, 2015

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

The world economy is continuously evolving in ways we could have hardly imagined even a few years earlier. At Thomas White, we always ask ourselves “What is the big picture?” In other words, we always try to analyze local or regional trends from a broader global context.

We invite you to visit our websites as well as our YouTube channel for added insights into the transformative changes that make global investing more complex, but at the same time open up fascinating prospects for those who have the ability to spot them, and the discipline to focus on long-term trends.

President, Thomas White Funds

thomaswhite.com

The Thomas White website offers a panorama of the trends, economic indicators and policy changes occurring in the world economy that are of interest to global investors.

thomaswhitefunds.com

The Thomas White Funds website provides important information on our three fund offerings, including performance, rankings, and commentaries.

thenewglobal.com

Our New Global website is a highly informative resource for investors and their advisors, offering an in-depth understanding of the dramatic changes and trends in the world economy from a broader global context.

youtube.com/user/ThomasWhiteIntl

Our YouTube channel features videos with CIO Thomas S. White, Jr. and his take on evolving global market trends.

Thomas White: Empowering the InvestorSM

(This page is not part of the Semi-Annual Report.)

THOMAS S. WHITE, JR.

The Funds’ Chairman and Portfolio Manager

ThomasWhite is the Funds’ Chairman of the Board of Trustees and Portfolio Manager. He has 49 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-nine years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent

14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly valuations covering over 3,000 companies in 45 countries.

www.thomaswhitefunds.com

Message to Shareholders

June 26, 2015

Dear Shareholders and Friends,

I wish to thank all shareholders for the trust you have maintained in the Thomas White Funds. I welcome our new shareholders, with the promise that we will remain true to our long term value-oriented investment philosophy. At Thomas White, we have always believed in investing for the long term, ignoring the short-term market volatility and focusing on the growth potential of the businesses in which we invest. This approach has proved successful for the greater part of my more than four decade long investment career.

As I write this letter, global economic growth appears to be recovering after a slow start to the year. The U.S. economy is expected to grow faster during the second half of 2015 and the Federal Reserve is unlikely to increase interest rates before the end of this year. The policies of the European Central Bank and the Bank of Japan have also started showing initial success in reviving their economies. Our professionals continue to work diligently to identify the most attractively valued stocks in each market and improve the performance of the Funds.

Long-Term Opportunities in China Are Still Very Appealing

One of the biggest fears for international investors in recent years has been the growth slowdown in China. The country was averaging close to double-digit annual growth in Gross Domestic Product (GDP) before the 2008 financial crisis. To those who expected the very high growth rate to continue, the current slowdown to annual growth of 7% has come as a major disappointment. However, we should recognize that China is a much larger economy than it was several years ago. It is the world’s second largest economy and still maintains one of the fastest growth rates. China’s share of the global economy should continue to rise for several years and, alongside, its political and economic influence.

We believe China can sustain a healthy growth rate and the total market value of its corporations could exceed that of the U.S. in the long term. What makes us confident about China’s economic future is the entrepreneurial spirit of its people and the pragmatic policies of its political leaders.

While large sectors of the Chinese economy are still dominated by government-controlled firms, there has been a surge in entrepreneurial activity over the last decade. Some of these firms, especially in e-commerce, electronic devices, and internet communications, have scaled up rapidly and are now expanding across the globe. Their ability to compete with global corporations confirms our belief that the entrepreneurs who started and continue to lead these

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businesses have quickly acquired the skills for managing complex operations. We believe this is highly commendable in a country with a very limited history of private entrepreneurship and business management.

China’s political leaders have been impressive with their ability to efficiently manage a vast country and the aspirations of its people. Realizing the limitations of the export-driven growth model, they have judiciously accepted lower GDP growth targets. They continue to gradually roll-out policies to encourage domestic consumers, as opposed to the earlier focus on exports. Still, controlling and rolling back pollution levels could turn out to be a difficult task for the Chinese government.

Europe Is Recovering, but Its Leaders Need to Do More

The Euro-zone appears to have entered the early stages of a recovery. By some measures, this rebound is more healthy and sustainable than some of the recent episodes when the positive signs faded quickly. First, the global economic environment is not as fragile as earlier periods. This should boost business confidence in Europe as the region is more dependent on exports, compared to the U.S. Second, the Euro has become weaker and this should make exports from the region more competitive. And finally, the European Central Bank has launched a quantitative easing program that is large enough to make an impact. The recent improvement in credit demand indicates that consumers and businesses have become more confident.

Now, European leaders should work together to cover policy differences and avoid open confrontations with member countries. Even if the difficult negotiations with Greece eventually lead to a successful agreement, the damage to business confidence from increased market anxiety over the past several months will be difficult to reverse. The perception of increased risk has been harmful for the Euro-zone, especially when the region is struggling to get its economy growing again.

Positive Signs in Japan

In Japan, the fiscal and monetary policies collectively known as ‘Abenomics’ are now supporting a modest economic recovery. The aggressive bond purchases by Bank of Japan continue to keep the yen weaker relative to other global currencies. After a lag, the cheaper currency has now started benefiting exporters who are also helped by the modest improvement in global demand. Lower import prices of oil have helped improve Japan’s trade balance, and the country recently reported its first monthly trade surplus since 2012.

Domestic consumer spending in Japan declined sharply last year after the government increased taxes. The recovery has been slow but higher asset prices and low interest costs have started making consumers more confident. The government has wisely delayed another increase in consumption taxes announced earlier. However, Japan has the highest public debt to GDP ratio among all developed countries. Japan’s leaders should start addressing the public debt problem soon to avoid the risk of credit rating downgrades.

Our Portfolio Strategy

Our Investment Committee believes our Fund portfolios are now well-positioned to

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benefit from the trends discussed above. We continue to favor well-run corporations that have strong competitive advantages and healthy balance sheets. In our experience, these corporations are better placed to take advantage of growth in consumer spending, infrastructure investments by governments, as well as demand for credit and services. We also look for management teams that are shareholder friendly, and who continuously try to improve operational efficiency. We continue to find more attractive long-term investment opportunities in emerging markets, compared to the developed markets.

Our investment strategies are based on thorough research, led by professionals who have worked together as a team for a long time. They are strong believers in our value-oriented investment approach and all are fellow Fund shareholders. To underline my confidence in our investment strategies, I continue to hold 100% of my personal stock investments in the Thomas White Funds.

I assure you that professionals at Thomas White International are deeply committed to help you attain your long-term investment goals. You are invited to visit our websites thomaswhitefunds.com, thomaswhite.com and thenewglobal.com, for our thoughts on current global market trends.

Thomas S. White, Jr.

Chairman and Portfolio Manager

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Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets. Investing in small and mid-cap companies can involve more risk than investing in larger companies.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding of the Fund.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in an index.

Cash flow:  Measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Debt to GDP ratio:  Ratio between a country’s government debt and its gross domestic product (GDP).

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THE WORLD HAS CHANGED

The number of stocks in the world has surged 106% since the end of the Cold War in 1989. As of April 2015, America’s 5,218 exchange-traded stocks now only represent 11.38% of the 45,842 stocks on the world’s 65 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to April 30, 2015[2]	1960	1970	1980	1990	2000	2015
Developed Markets	99.9%	99.8%	99.2%	97%	96%	79%

United States	72%	66%	57%	43%	51%	42%

Canada	3%	3%	3%	2%	2%	3%

Europe	22%	23%	23%	25%	28%	22%

Asia Pacific	3%	8%	16%	27%	15%	12%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	21%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$54.1

1World Federation of Exchanges, Focus-April 2015

2Source: Thomas White International, Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value, including, for example, Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they seek to have the profile of the MSCI All Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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THOMAS WHITE INTERNATIONAL FUND

	Unaudited Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	None	None	Up to 0.25%	None	1.24%	1.27%	1.24%
Class I	None	None	None	None	0.99%	1.05%	0.99%
Class A	5.75%	None	Up to 0.25%	0.25%	1.41%	1.41%	1.41%
Class C	None	1.00% within 12 months	None	1.00%	1.99%	2.05%	1.99%

1In the absence of the fee deferral/expense reimbursement arrangement for the International Fund, the ratio of expenses to average net assets would have been 1.30% for Investor Class shares, 1.06% for Class I shares, 1.41% for Class A shares and 2.06% for Class C shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.24%, 0.99%, 1.49% and 1.99%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2016. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$17.24	$343.7 million	2.00% within 60 days	37%
Class I	$17.28	$373.0 million
Class A	$17.19	$832.7 thousand
Class C	$17.13	$454.5 thousand

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THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of April 30, 2015 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (6/28/1994)*
Investor Class shares (TWWDX)	None		1.65%	7.35%	-2.36%	5.68%	5.07%	6.75%	7.51%
Class I shares[1] (TWWIX)	None		1.83%	7.40%	-2.16%	5.93%	5.22%	6.82%	7.55%
Class A shares[2] (TWWAX)	Maximum 5.75% initial sales charge	With sales charge	-4.23%	1.12%	-8.11%	3.49%	3.76%	6.08%	7.19%
		Excluding sales charge	1.60%	7.30%	-2.50%	5.56%	5.00%	6.71%	7.50%
Class C shares[3] (TWWCX)	Maximum 1% deferred sales charge	With sales charge	0.48%	6.06%	-4.02%	5.04%	4.69%	6.55%	7.42%
		Excluding sales charge	1.48%	7.06%	-3.02%	5.04%	4.69%	6.55%	7.42%
MSCI All Country World ex US Index[4]	N/A		5.56%	8.72%	2.63%	8.74%	6.04%	6.26%	5.64%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.27% (Investor Class), 1.05% (Class I), 1.41% (Class A) and 2.05% (Class C).

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APRIL 30, 2015

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI All Country World ex US Index, for the past 10 years through April 30, 2015. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +92.12% for the Fund’s Investor Class shares and +83.52% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 1994 was 7.51%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

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THOMAS WHITE INTERNATIONAL FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund Investor Class shares returned +1.65% for the six-month period ended April 30, 2015 compared to +5.56% for the benchmark MSCI All Country World ex-U.S. Index. Since its inception on June 28, 1994, the Fund’s Investor Class shares have returned +7.51% annualized while the benchmark index returned +5.64% for the same period.

Central Bank Measures Continue to Support Market Sentiment

International equity prices recovered from a weak start to the review period and ended with healthy gains, helped by expectations of improved growth in major economies including the Euro-zone and Japan. Significant expansion of monetary policy measures announced during the period, especially in Europe, lifted investor optimism. In addition, concerns about an early interest rate hike by the U.S. Federal Reserve and the potential negative impact on global capital flows have faded. As U.S. economic growth has been weaker than expected recently, the Fed is now expected to announce a rate increase no earlier than before the end of this year.

Prices of energy and select industrial commodities such as iron ore and copper recovered near the end of the review period. However, prices remain appreciably lower when compared to the same period of last year and inflation trends are well below central bank targets in most countries. Global manufacturing activity growth and new factory order flows have moderated in recent months, though the services sector continues to expand at a robust pace. Earnings growth and cash flows remain healthy, except in select sectors that have been hurt by unfavorable currency movements. Merger and acquisitions activity accelerated during the period, including one of the largest deals to date in the energy sector.

Portfolio Review

During the six-month review period, the International Fund underperformed its benchmark due to weak stock selection in the developed European markets as well as Japan. The Fund’s energy sector holdings in Europe detracted from returns as oil prices declined sharply. In Japan, manufacturing holdings were negatively affected by the prospect of weaker global demand for mining and construction equipment. The Fund’s higher exposure to the emerging markets relative to the benchmark, 28.6% compared to 21.7%, also hurt performance during the period as the emerging markets underperformed the developed markets. Nevertheless, emerging market equity prices have recovered recently and we believe they remain attractively priced given the growth potential. From a sector perspective, consumer discretionary, healthcare and technology holdings outperformed during the

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APRIL 30, 2015

period while energy, utilities and materials holdings detracted from returns.

The largest contributor to Fund performance during the review period was multinational specialty pharmaceutical company Valeant Pharmaceuticals International, Inc. as the company has been able to sustain revenue growth through acquisitions. Valeant has also been successful in its bid to acquire Salix Pharmaceuticals, which specializes in gastrointestinal drugs. Hong Kong-based conglomerate Hutchison Whampoa Ltd., which could benefit from an improved outlook for several of its businesses, advanced during the period. Investors’ enthusiasm for Hutchison also received a boost after the decision to merge the company with its parent Cheung Kong Holdings. Signs of growth stability in the Chinese economy and the prospect of additional stimulus measures from the central bank helped Fund holdings such as Bank of China Limited and Ping An Insurance (Group) Company. Taiwanese contract electronics manufacturer Pegatron Corporation, one of the contract assemblers for devices marketed by Apple, Inc., also outperformed as the revenue growth outlook for the company remained healthy.

The sharp decline in oil prices and continued weakness in demand for industrial commodities negatively affected the Fund’s energy and materials holdings during the review period. Brazilian energy producer Petrobras SA was the worst detractor from returns during the period. Lower prices of iron ore and other base metals, as well as cheaper oil, are likely to reduce the earnings of diversified mining group BHP Billiton plc and as a result, the position was sold.

Mexican industrial conglomerate Alfa SAB de C.V., which was earlier expected to be one of the potential beneficiaries of the reforms in the country’s energy sector, also declined on concerns that margins in the company’s petrochemicals business could be lower. Aryzta AG, Swiss owner of bakery chains, was the largest detractor from Fund returns as its planned move to buy a stake in Picard, a French retailer of frozen foods, hurt investor sentiment. In addition, the dramatic appreciation of the Swiss Franc drove the firm’s borrowing costs higher and depressed margins. Spanish bank Banco Santander SA yielded negative returns after tumbling nearly 15% on a single day in early January when it sold a large tranche of shares to raise funds for growth in key markets.

Global Growth Likely to Gain Pace Later This Year

Similar to last year’s trend, global economic growth moderated during the initial months of 2015. The U.S. economy slowed appreciably as adverse winter weather disrupted business and consumer activity. Growth in the U.K. was also below expectations while the large resource exporters among the emerging economies such as Russia and Brazil struggled with low energy and commodity prices. The Chinese economy also expanded at a slower pace when compared to previous quarters, as the country’s policymakers continue their effort to shift to a consumption-driven growth model. Though fuel costs remained low, consumer spending has not responded as vigorously as expected in the U.S. as well as other major countries. At the same time, capital spending declined as the diminished product prices have forced oil producers and mining companies to delay or cancel projects.

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THOMAS WHITE INTERNATIONAL FUND

Nevertheless, we believe the pace of growth is likely to improve in the coming quarters as the seasonal effects fade and consumer spending rebounds in the developed world. While oil prices have recovered from their lows, current fuel costs for consumers remain substantially below last year’s levels. In addition, labor markets continue to strengthen and wages have also started growing, especially in the U.S. These trends should help revive global manufacturing activity, which has moderated since the beginning of this year. Exporters of manufactured goods are likely to see better days if consumer spending accelerates in the developed countries. The central bank in China has lowered interest rates and bank reserve requirements to make credit more affordable and improve liquidity. These measures should help the Chinese economy sustain growth close to the government’s current target of 7%.

In our opinion, the Euro-zone is expected to be one of the bright spots this year, as the region continues to show signs of a sustained recovery. The European Central Bank’s additional quantitative easing measures have helped lift consumer and business sentiment. This is reflected in the retail sales and manufacturing data for the past several months, which showed healthy improvement compared to the same period last year. Credit demand has also started expanding, and could help sustain consumption and investment growth in the coming months. Borrowing costs remain exceptionally low relative to historic trends and should fuel further loan growth. Exports from the Euro-zone were also more robust than expected during the first quarter, helped by the cheaper currency.

The Japanese economy is also likely to see a moderate improvement in growth this year if the current trends are sustained. Exports have increased at a robust pace through April of this year as the cheaper currency remains supportive. Retail sales have not recovered as quickly from last year’s sharp decline, but the gains in April are nonetheless promising. The Bank of Japan’s quantitative easing measures should support consumer and business sentiment, as well as keep the currency relatively weak.

We sincerely appreciate the trust you have kept in the Thomas White International Fund.

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APRIL 30, 2015

Portfolio Country and Industry Allocation as of April 30, 2015 (Unaudited)

Countries	% of TNA
Australia	1.0%
Belgium	1.2%
Brazil	1.8%
Canada	4.3%
China	8.0%
Denmark	2.2%
Finland	1.2%
France	4.8%
Germany	7.3%
Hong Kong	5.8%
India	2.3%
Indonesia	2.0%
Italy	1.0%
Japan	14.7%
Mexico	0.8%
Netherlands	4.0%
Norway	2.0%
Panama	0.7%
Russia	0.9%
Singapore	1.0%
South Africa	2.6%
South Korea	3.4%
Spain	3.1%
Switzerland	1.8%
Taiwan	2.7%
Thailand	1.1%
Turkey	0.6%
United Kingdom	16.4%
Cash & Other	1.3%

Industries	% of TNA
Automobiles & Components	5.9%
Banks	15.2%
Capital Goods	8.6%
Commercial & Professional Services	2.0%
Consumer Durables & Apparel	5.4%
Diversified Financials	7.7%
Energy	5.5%
Food & Staples Retailing	1.7%
Food, Beverage & Tobacco	4.9%
Health Care Equipment & Services	1.8%
Household & Personal Products	1.3%
Insurance	3.2%
Materials	4.5%
Media	0.7%
Pharmaceuticals, Biotechnology & Life Sciences	7.4%
Retailing	1.4%
Semiconductors & Semiconductor Equipment	2.4%
Software & Services	4.5%
Technology Hardware & Equipment	5.1%
Telecommunication Services	4.9%
Transportation	3.8%
Utilities	0.8%
Cash & Other	1.3%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (96.2%)

	AUSTRALIA (1.0%)
	Australia and New Zealand Banking Group Limited +	Banks	267,100	$7,160,985

	BELGIUM (1.2%)
	UCB S.A. +	Pharmaceuticals, Biotechnology & Life Sciences	120,000	8,641,949

	BRAZIL (0.6%)
	Embraer S.A.	Capital Goods	560,000	4,371,530

	CANADA (4.3%)
	Canadian National Railway Company	Transportation	97,100	6,269,449
	Magna International Inc.	Automobiles & Components	106,100	5,346,772
	Royal Bank of Canada	Banks	130,900	8,691,586
	Valeant Pharmaceuticals International, Inc. *	Pharmaceuticals, Biotechnology & Life Sciences	47,200	10,235,338

				30,543,145

	CHINA (8.0%)
	Alibaba Group Holding Ltd. ADR *	Software & Services	133,500	10,852,215
	Baidu, Inc. ADR *	Software & Services	26,300	5,267,364
	Bank of China Limited - H Shares +	Banks	15,489,000	10,639,185
	Lenovo Group Limited +	Technology Hardware & Equipment	4,081,000	7,040,870
	Ping An Insurance (Group) Company of China Limited - H Shares +	Insurance	638,000	9,154,321
	Tencent Holdings Limited +	Software & Services	324,100	6,693,458
	WuXi PharmaTech (Cayman) Inc. ADR * #	Pharmaceuticals, Biotechnology & Life Sciences	177,300	7,654,041

				57,301,454

	DENMARK (2.2%)
	PANDORA A/S +	Consumer Durables & Apparel	107,700	11,158,310
	TDC A/S +	Telecommunication Services	648,500	4,934,693

				16,093,003

	FINLAND (1.2%)
	Wartsila OYJ +	Capital Goods	180,600	8,291,250

	FRANCE (4.8%)
	Christian Dior SA +	Consumer Durables & Apparel	39,950	7,832,988
	Compagnie Generale des Etablissements Michelin +	Automobiles & Components	58,600	6,527,475

The accompanying notes are an integral part of these financial statements

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Investment Portfolio (Unaudited)	April 30, 2015

Country	Issue	Industry	Shares	Value (US$)

	FRANCE (CONT.)
	Safran SA +	Capital Goods	73,400	$ 5,357,260
	Societe Generale +	Banks	144,700	7,218,641
	Total SA +	Energy	137,400	7,441,446

				34,377,810

	GERMANY (6.0%)
	BASF SE +	Materials	69,350	6,957,380
	Bayer Aktiengesellschaft +	Materials	73,800	10,751,053
	Bayerische Motoren Werke Aktiengesellschaft +	Automobiles & Components	57,500	6,838,644
	Continental Aktiengesellschaft +	Automobiles & Components	27,000	6,378,806
	Fresenius SE & Co KGaA +	Health Care Equipment & Services	123,600	7,378,471
	Muenchener Rueckversicherungs-Gesellschaft AG +	Insurance	24,000	4,709,849

				43,014,203

	HONG KONG (5.8%)
	Beijing Enterprises Holdings Limited +	Capital Goods	505,200	4,620,930
	China Unicom (Hong Kong) Limited +	Telecommunication Services	3,204,000	6,017,466
	Haier Electronics Group Co., Ltd. +	Consumer Durables & Apparel	1,969,000	5,668,122
	Hutchison Whampoa Limited +	Capital Goods	1,148,000	16,935,805
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	2,389,000	8,487,542

				41,729,865

	INDIA (2.3%)
	Infosys Limited ADR #	Software & Services	300,700	9,315,686
	Power Finance Corporation Limited +	Diversified Financials	1,678,600	7,009,809

				16,325,495

	INDONESIA (2.0%)
	PT Bank Mandiri (Persero) Tbk +	Banks	4,681,900	3,876,800
	PT Bank Rakyat Indonesia (Persero) Tbk +	Banks	6,799,700	6,087,816
	PT Indofood Sukses Makmur Tbk +	Food, Beverage & Tobacco	8,411,000	4,360,368

				14,324,984

	ITALY (1.0%)
	Intesa Sanpaolo S.p.A. +	Banks	2,068,500	6,927,476

	JAPAN (14.7%)
	Astellas Pharma Inc. +	Pharmaceuticals, Biotechnology & Life Sciences	404,000	6,288,524
	Hitachi, Ltd. +	Technology Hardware & Equipment	1,018,000	6,937,542
	HONDA MOTOR CO., LTD. +	Automobiles & Components	184,000	6,221,580

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

	JAPAN (CONT.)
	ITOCHU Corporation +	Capital Goods	1,200,300	$ 14,786,412
	Japan Tobacco Inc. +	Food, Beverage & Tobacco	305,500	10,689,356
	JFE Holdings, Inc. +	Materials	229,800	5,177,205
	Kansai Paint Co., Ltd. +	Materials	328,000	5,853,265
	Mitsubishi UFJ Financial Group, Inc. +	Banks	1,095,100	7,726,884
	Nissan Motor Co., Ltd. +	Automobiles & Components	721,300	7,470,264
	Nomura Holdings, Inc. +	Diversified Financials	1,168,800	7,590,431
	Ricoh Company, Ltd. +	Technology Hardware & Equipment	557,500	5,789,356
	Sekisui House, Ltd. +	Consumer Durables & Apparel	357,000	5,553,267
	SoftBank Corp. +	Telecommunication Services	139,300	8,705,339
	Sundrug Co., Ltd. +	Food & Staples Retailing	135,500	6,760,258

				105,549,683

	MEXICO (0.8%)
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	979,900	5,558,643

	NETHERLANDS (4.0%)
	ASML Holding N.V. +	Semiconductors & Semiconductor Equipment	47,800	5,132,470
	ING Groep N.V. GDR +	Diversified Financials	738,100	11,339,438
	Koninklijke Ahold N.V. +	Food & Staples Retailing	275,400	5,318,155
	Randstad Holding nv +	Commercial & Professional Services	115,600	6,852,326

				28,642,389

	NORWAY (2.0%)
	Norsk Hydro ASA +	Materials	725,000	3,422,290
	Statoil ASA # +	Energy	509,825	10,796,308

				14,218,598

	PANAMA (0.7%)
	Banco Latinoamericano de Comercio Exterior, S.A.	Banks	168,000	5,337,360

	RUSSIA (0.9%)
	Lukoil OAO GDR +	Energy	124,700	6,358,003

	SINGAPORE (1.0%)
	United Overseas Bank Limited +	Banks	390,000	7,199,416

	SOUTH AFRICA (2.6%)
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	127,100	3,857,914
	FirstRand Limited +	Diversified Financials	953,700	4,550,833

The accompanying notes are an integral part of these financial statements

16	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2015

Country	Issue	Industry	Shares	Value (US$)

	SOUTH AFRICA (CONT.)
	Remgro Limited +	Diversified Financials	474,000	$ 10,529,234

				18,937,981

	SOUTH KOREA (3.4%)
	Hyundai Motor Company +	Automobiles & Components	21,200	3,327,856
	Korea Electric Power Corporation +	Utilities	131,000	5,687,858
	LG Display Co., Ltd. +	Technology Hardware & Equipment	254,200	7,024,952
	SK Hynix Inc. +	Semiconductors & Semiconductor Equipment	78,900	3,373,169
	SK Telecom Co., Ltd. +	Telecommunication Services	19,500	5,216,685

				24,630,520

	SPAIN (3.1%)
	Banco Santander, S.A. +	Banks	1,206,000	9,124,532
	Bankinter, S.A. +	Banks	883,900	6,688,202
	Grifols, S.A. +	Pharmaceuticals, Biotechnology & Life Sciences	155,000	6,603,859

				22,416,593

	SWITZERLAND (1.8%)
	Aryzta AG +	Food, Beverage & Tobacco	50,800	3,437,669
	Roche Holding AG +	Pharmaceuticals, Biotechnology & Life Sciences	34,000	9,793,345

				13,231,014

	TAIWAN (2.7%)
	Catcher Technology Co., Ltd +	Technology Hardware & Equipment	520,000	6,089,092
	Pegatron Corporation +	Technology Hardware & Equipment	1,375,000	4,079,337
	Taiwan Semiconductor Manufacturing Company Ltd. ADR #	Semiconductors & Semiconductor Equipment	366,700	8,962,148

				19,130,577

	THAILAND (1.1%)
	Kasikornbank Public Company Limited +	Banks	567,000	3,600,776
	Krung Thai Bank Public Company Limited +	Banks	6,537,000	4,392,372

				7,993,148

	TURKEY (0.6%)
	Haci Omer Sabanci Holding A.S. +	Diversified Financials	1,208,700	4,414,726

	UNITED KINGDOM (16.4%)
	BP p.l.c. +	Energy	2,108,000	15,210,132
	British American Tobacco p.l.c. +	Food, Beverage & Tobacco	305,700	16,814,052

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	17

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

UNITED KINGDOM (CONT.)
	BT Group plc +	Telecommunication Services	1,452,000	$ 10,145,358
	easyJet plc +	Transportation	173,500	4,827,599
	Experian PLC +	Commercial & Professional Services	422,800	7,559,069
	International Consolidated Airlines Group SA * +	Transportation	1,019,500	8,508,486
	Man Group PLC +	Diversified Financials	1,545,800	4,568,001
	Provident Financial plc +	Diversified Financials	122,200	5,645,779
	Prudential Public Limited Company +	Insurance	363,000	9,058,730
	Reed Elsevier NV +	Media	208,000	4,999,045
	Rolls-Royce Holdings PLC +	Capital Goods	462,000	7,403,191
	Ryanair Holdings PLC +	Transportation	627,800	7,360,573
	Smith & Nephew PLC +	Health Care Equipment & Services	333,800	5,711,011
	WH Smith PLC +	Retailing	462,800	10,181,280

				117,992,306

Total Common Stocks		(Cost $597,296,888)		690,714,106

PREFERRED STOCKS (2.5%)

BRAZIL (1.2%)
	Banco Bradesco S.A.	Banks	834,680	8,914,852

GERMANY (1.3%)
	Henkel AG & Co. KGaA +	Household & Personal Products	78,800	9,211,222

Total Preferred Stocks		(Cost $15,879,548)		18,126,074

SHORT TERM INVESTMENTS (2.8%)

HELD AS COLLATERAL FOR SECURITIES LENDING

MONEY MARKET FUND (2.8%)
	Northern Institutional Liquid Asset Portfolio, 0.18% (a)		19,686,844	19,686,844

Total Short Term Investments		(Cost $19,686,844)		19,686,844

Total Investments	101.5%	(Cost $632,863,280)		$728,527,024
Other Assets, Less Liabilities:	(1.5)%			(10,552,342)
Total Net Assets:	100.0%			$717,974,682

The accompanying notes are an integral part of these financial statements

18	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2015

*	Non-Income Producing Securities

#	All or a portion of securities on loan at April 30, 2015 - See Note 1(I) to Financial Statements

+	Fair Valued Security - See Note 1(A) to Financial Statements

(a)	7-day yield

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	19

Thomas White International Fund

The following table summarizes the inputs used, as of April 30, 2015, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$7,160,985	$-------	$7,160,985
Belgium	-------	8,641,949	-------	8,641,949
Brazil	4,371,530	-------	-------	4,371,530
Canada	30,543,145	-------	-------	30,543,145
China	23,773,620	33,527,834	-------	57,301,454
Denmark	-------	16,093,003	-------	16,093,003
Finland	-------	8,291,250	-------	8,291,250
France	-------	34,377,810	-------	34,377,810
Germany	-------	43,014,203	-------	43,014,203
Hong Kong	-------	41,729,865	-------	41,729,865
India	9,315,686	7,009,809	-------	16,325,495
Indonesia	-------	14,324,984	-------	14,324,984
Italy	-------	6,927,476	-------	6,927,476
Japan	-------	105,549,683	-------	105,549,683
Mexico	5,558,643	-------	-------	5,558,643
Netherlands	-------	28,642,389	-------	28,642,389
Norway	-------	14,218,598	-------	14,218,598
Panama	5,337,360	-------	-------	5,337,360
Russia	-------	6,358,003	-------	6,358,003
Singapore	-------	7,199,416	-------	7,199,416
South Africa	-------	18,937,981	-------	18,937,981
South Korea	-------	24,630,520	-------	24,630,520
Spain	-------	22,416,593	-------	22,416,593
Switzerland	-------	13,231,014	-------	13,231,014
Taiwan	8,962,148	10,168,429	-------	19,130,577
Thailand	-------	7,993,148	-------	7,993,148
Turkey	-------	4,414,726	-------	4,414,726
United Kingdom	-------	117,992,306	-------	117,992,306
Total Common Stocks	$87,862,132	$602,851,974	$-------	$690,714,106
Preferred Stocks
Brazil	$8,914,852	$-------	$-------	$8,914,852
Germany	-------	9,211,222	-------	9,211,222
Total Preferred Stocks	$8,914,852	$9,211,222	$-------	$18,126,074
Short Term Investments	$19,686,844	$-------	$-------	$19,686,844
Total Investments	$116,463,828	$612,063,196	$-------	$728,527,024

The accompanying notes are an integral part of these financial statements

20	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2015

For more information on valuation inputs, please refer to note 1(A) of the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. There were no transfers into or out of Level 3 during the reporting period, as compared to their classification from the prior annual report.

See below for transfers into or out of Level 1 and Level 2.

	Security Description	Country	Market Value
Transfers into Level 1	None	None	$-------
Transfers out of Level 1	Aryzta AG	Switzerland	(3,437,669)
Net transfers into Level 1			$(3,437,669)
	Security Description	Country	Market Value
Transfers into Level 2	Aryzta AG	Switzerland	$3,437,669
Transfers out of Level 2	None	None	-------
Net transfers into Level 2			$3,437,669

Transfers were made out of Level 1 and into Level 2 due to one security Aryzta AG being priced by adjusted quoted prices on April 30, 2015.

Transfers between Levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	21

THOMAS WHITE EMERGING MARKETS FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.34%	1.30%	1.35%
Class I	None	None	None	None	1.09%	1.26%	1.10%
Class A	5.75%	None	Up to 0.25%	0.25%	1.59%	1.72%	1.60%
Class C	None	1.00% within 12 months	None	1.00%	2.09%	2.26%	2.10%

1 In the absence of the fee deferral/expense reimbursement arrangement for the Emerging Markets Fund, the ratio of expenses to average net assets would have been 1.28% for Investor Class shares, 1.26% for Class I shares, 1.66% for Class A shares and 2.26% for Class C shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.34%, 1.09%, 1.59% and 2.09%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2016. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$11.41	$5.0 million	2.00% within 60 days	25%
Class I	$11.47	$93.6 million
Class A	$11.37	$77.6 thousand
Class C	$11.32	$192.5 thousand

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APRIL 30, 2015

Average Annual Returns as of April 30, 2015 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yrs	Since Inception (6/28/2010)*
Investor Class shares (TWEMX)	None		-1.21%	7.44%	3.33%	1.19%	3.91%
Class I shares[1] (TWIIX)	None		-1.04%	7.50%	3.62%	1.40%	4.04%
Class A shares[2] (TWIAX)	Maximum 5.75% initial sales charge	With sales charge	-6.96%	1.16%	-2.88%	-1.00%	2.50%
		Excluding sales charge	-1.30%	7.37%	3.07%	0.96%	3.76%
Class C shares[3] (TWICX)	Maximum 1% deferred sales charge	With sales charge	-2.57%	6.10%	1.83%	0.62%	3.54%
		Excluding sales charge	-1.57%	7.10%	2.83%	0.62%	3.54%
MSCI Emerging Markets Index[4]	N/A		3.92%	10.10%	7.80%	3.24%	4.49%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.30% (Investor Class), 1.26% (Class I), 1.72% (Class A) and 2.26% (Class C).

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THOMAS WHITE EMERGING MARKETS FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI Emerging Markets Index, since inception on June 28, 2010 through April 30, 2015. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +20.39% for the Fund’s Investor Class shares and +23.68% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 2010 was +3.91%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

24	www.thomaswhitefunds.com

THOMAS WHITE EMERGING MARKETS FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Performance Review

During the trailing six-month period ended April 30, 2015, the Thomas White Emerging Markets Fund Investor Class shares returned -1.21% compared to +3.92% for its benchmark MSCI Emerging Markets Index. Since its inception on June 28, 2010, the Fund’s Investor Class shares have returned +3.91% annualized against +4.49% for the benchmark index.

Emerging Markets Return to Spotlight as Economic Outlook Improves

Emerging market equities attracted renewed investor attention during the second half the review period, helped by expectations of improved economic growth as well as favorable government and central bank policies. The gains were led by China and markets such as Brazil and Russia that were hurt the most by last year’s oil and commodity price decline. Most markets in Europe, except Turkey, also advanced during the initial months of this year, helped by expectations of improved economic growth in the Euro-zone. On the other hand markets that were among last year’s outperformers, such as India, have lagged recently.

Lower oil prices have allowed several emerging market countries to bring their fiscal balances under control. Inflation remains relatively benign and has allowed central banks in China, India and Indonesia among others to lower their benchmark interest rates during the review period. However, industrial growth was restricted in most of these countries as overseas demand turned softer than expected. The currencies of Russia and Brazil weakened appreciably during the first half of the review period, but recovered part of the losses in the subsequent months. Currencies of other emerging countries were relatively less volatile.

Portfolio Review

The Fund underperformed its benchmark during the review period due to negative stock selection in China, Korea, South Africa and Brazil. Higher exposure to underperforming markets such as Indonesia, Turkey and Thailand also detracted from Fund returns during the period. From a sector perspective, stock selection was negative in the financials, energy, technology and industrials sectors. On the positive side, lower exposure to materials and higher allocation to financials benefited the Fund. Similarly, lower exposure to European emerging markets as well as Brazil and Malaysia contributed to returns. Higher allocation to China relative to the benchmark also benefited the Fund during the period.

The Fund’s Chinese holdings were among the best performers during the review period as the country’s broad market indices advanced strongly. Signs of growth stability in the Chinese economy and the prospect of additional stimulus measures from the

www.thomaswhitefunds.com	25

THOMAS WHITE EMERGING MARKETS FUND

central bank helped Fund holdings such as Bank of China Limited and Ping An Insurance (Group) Company. Internet services company NetEase, Inc. as well as telecom services provider China Unicom advanced as demand for online entertainment and e-commerce continue to drive growth in data usage in China. China Overseas Land and Investments Limited, which is engaged in construction as well as infrastructure development, also outperformed as stable economic growth in the country could lift construction activity and demand for infrastructure.

The sharp decline in oil prices and continued weakness in demand for industrial commodities negatively affected the Fund’s energy and materials holdings during the review period. Brazilian energy producer Petrobras SA was the largest detractor from returns during the period, while South African energy and chemicals group Sasol Limited and Pacific Rubiales, which has oil and gas assets in Latin America, also declined. Mexican industrial conglomerate Alfa SAB de C.V., which was earlier expected to be one of the potential beneficiaries of the reforms in the country’s energy sector, also declined on concerns that margins in the company’s petrochemicals business could be lower. Sands China Limited, which operates casinos in Macau, underperformed on concerns that the government crackdown on corruption in China could restrict revenues for the company.

Emerging Markets Economic Outlook Could Brighten

Recent data trends suggest that the Chinese economy continues to stabilize and is likely to grow close to the government’s revised target of 7%. Growth in retail sales and industrial investments has been close to expectations in recent months. The central bank’s recent rate cuts and other measures to improve credit availability should help reduce borrowing costs for consumers. China’s real estate market also appears to have stabilized and the risks of a property price meltdown seems to have eased. Industrial output growth has been more subdued as the outlook for exports remained more uncertain. Export shipments were weaker than expected during the initial months of this year, mostly attributable to softer U.S. demand due to poor weather. Overseas demand is likely to strengthen in the coming quarters as the U.S. economy recovers and economic activity in the Euro-zone picks up further.

Among the large emerging economies, India, Indonesia and South Africa could see healthier growth rates in the coming quarters. India is likely to outpace China as the fastest growing large emerging economy this year, and the country is expected to hold that place for the next few years. Inflation risks have eased appreciably in these countries, and should allow central banks to reduce interest rates further and help support domestic consumer demand. Lower interest rates should also help leveraged industrial borrowers that are struggling with muted demand. However, growth in industrial investments is likely to remain subdued until businesses see more robust demand gains. Governments in these countries have so far focused on repairing their fiscal balances and hence have avoided meaningful fiscal stimulus measures.

26	www.thomaswhitefunds.com

APRIL 30, 2015

While prices of oil and industrial commodities such as copper and iron ore have rebounded recently, they remain appreciably cheaper than they were this time last year. Unless commodity prices rise further from current levels, the outlook for the major resource exporting countries such as Brazil and Russia is likely to remain dull. Neither of these countries is expected to see a meaningful economic expansion this year, though supportive policies could lead to a moderate recovery next year.

Concerns about lower capital inflows to emerging markets are likely to fade as the

U.S. Federal Reserve delays its first interest rate hike. Fed officials appear to be in favor of very gradual increases in interest rates, given the still fragile U.S economic recovery. Meanwhile, continuing quantitative easing measures by the European Central Bank and the Bank of Japan should help sustain easy global liquidity.

We thank you for keeping your trust in the Thomas White Emerging Markets Fund.

www.thomaswhitefunds.com	27

THOMAS WHITE EMERGING MARKETS FUND

Portfolio Country and Industry Allocation as of April 30, 2015 (Unaudited)

Countries	% of TNA
Brazil	4.3%
Chile	0.8%
China	22.1%
Colombia	0.7%
Hong Kong	9.1%
India	6.9%
Indonesia	3.3%
Macau	0.7%
Malaysia	0.9%
Mexico	4.3%
Panama	2.2%
Philippines	2.4%
Poland	1.5%
Russia	2.0%
South Africa	12.5%
South Korea	12.6%
Taiwan	7.8%
Thailand	1.6%
Turkey	2.1%
Cash & Other	2.2%

Industries	% of TNA
Automobiles & Components	5.1%
Banks	20.1%
Capital Goods	4.9%
Consumer Durables & Apparel	4.4%
Consumer Services	0.7%
Diversified Financials	7.6%
Energy	2.2%
Food & Staples Retailing	0.9%
Food, Beverage & Tobacco	2.4%
Foreign Government	0.0%
Health Care Equipment & Services	1.9%
Household & Personal Products	0.8%
Insurance	5.8%
Materials	1.4%
Pharmaceuticals, Biotechnology & Life Sciences	3.0%
Real Estate	1.6%
Retailing	0.7%
Semiconductors & Semiconductor Equipment	6.7%
Software & Services	8.2%
Technology Hardware & Equipment	7.1%
Telecommunication Services	5.4%
Utilities	6.9%
Cash & Other	2.2%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

28	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2015

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (94.3%)

BRAZIL (1.6%)
	Embraer S.A.	Capital Goods	105,500	$823,565
	Hypermarcas S.A. *	Household & Personal Products	120,300	794,560

				1,618,125

CHILE (0.8%)
	Banco de Chile	Banks	3,506,598	403,031
	CorpBanca	Banks	36,383,500	412,106

				815,137

CHINA (22.1%)
	Alibaba Group Holding Ltd. ADR *	Software & Services	19,000	1,544,510
	Baidu, Inc. ADR *	Software & Services	5,300	1,061,484
	Bank of China Limited - H Shares +	Banks	5,000,100	3,434,501
	China Overseas Land & Investment Limited +	Real Estate	388,000	1,620,688
	China Petroleum and Chemical Corporation (Sinopec) - H Shares +	Energy	1,194,000	1,126,808
	Guangdong Investment Limited +	Utilities	1,338,500	1,998,800
	Hollysys Automation Technologies Ltd. #	Technology Hardware & Equipment	49,800	1,094,106
	Lenovo Group Limited +	Technology Hardware & Equipment	1,139,000	1,965,095
	NetEase, Inc. ADR	Software & Services	15,900	2,038,221
	Ping An Insurance (Group) Company of China Limited - H Shares +	Insurance	147,100	2,110,659
	Sinopharm Group Co. Ltd. - H Shares +	Health Care Equipment & Services	286,800	1,362,227
	Tencent Holdings Limited +	Software & Services	59,900	1,237,082
	WuXi PharmaTech (Cayman) Inc. ADR * #	Pharmaceuticals, Biotechnology & Life Sciences	29,100	1,256,247

				21,850,428

HONG KONG (9.1%)
	AIA Group Limited +	Insurance	326,400	2,178,808
	Beijing Enterprises Holdings Limited +	Capital Goods	211,900	1,938,193
	China Unicom (Hong Kong) Limited +	Telecommunication Services	1,189,700	2,234,388
	Haier Electronics Group Co., Ltd. +	Consumer Durables & Apparel	427,000	1,229,197
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	402,000	1,428,209

				9,008,795

INDIA (6.8%)
	Axis Bank Limited +	Banks	113,300	1,010,877
	Infosys Limited +	Software & Services	12,400	379,464
	Infosys Limited ADR #	Software & Services	38,800	1,202,024
	NTPC Limited +	Utilities	574,100	1,356,486
	Power Finance Corporation Limited +	Diversified Financials	267,800	1,118,329

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	29

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

INDIA (CONT.)
	Tata Motors Limited +	Automobiles & Components	211,400	$ 1,685,743

				6,752,923

INDONESIA (3.3%)
	PT Astra International Tbk +	Automobiles & Components	2,477,400	1,306,810
	PT Bank Mandiri (Persero) Tbk +	Banks	885,600	733,312
	PT Bank Rakyat Indonesia (Persero) Tbk +	Banks	554,600	496,537
	PT United Tractors Tbk +	Capital Goods	425,000	699,241

				3,235,900

MACAU (0.7%)
	Sands China Ltd. +	Consumer Services	166,800	682,175

MALAYSIA (0.9%)
	Hong Leong Financial Group Berhad +	Banks	202,800	920,596

MEXICO (4.3%)
	Gentera S.A.B. de C.V.	Diversified Financials	438,800	751,068
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	333,800	1,893,535
	Grupo Financiero Inbursa, S.A.B de C.V.	Banks	378,900	905,142
	Grupo Sanborns S.A.B. de C.V.	Retailing	442,100	664,216

				4,213,961

PANAMA (2.2%)
	Banco Latinoamericano de Comercio Exterior, S.A. #	Banks	68,500	2,176,245

PHILIPPINES (2.4%)
	Alliance Global Group, Inc. +	Capital Goods	1,408,200	801,143
	Universal Robina Corporation +	Food, Beverage & Tobacco	311,100	1,521,901

				2,323,044

POLAND (1.5%)
	Energa S.A. +	Utilities	132,600	920,549
	ING Bank Slaski S.A. +	Banks	15,200	598,999

				1,519,548

RUSSIA (2.0%)
	Lukoil OAO GDR +	Energy	21,300	1,086,010
	Magnit OJSC GDR +	Food & Staples Retailing	15,700	865,490

				1,951,500

SOUTH AFRICA (12.5%)
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	57,800	1,754,425
	The Bidvest Group Limited +	Capital Goods	21,500	581,459
	FirstRand Limited +	Diversified Financials	320,700	1,530,305

The accompanying notes are an integral part of these financial statements

30	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2015

Country	Issue	Industry	Shares	Value (US$)

SOUTH AFRICA (CONT.)
	Mediclinic International Limited +	Health Care Equipment & Services	51,700	$ 546,659
	Mondi Ltd +	Materials	67,400	1,356,409
	MTN Group Limited +	Telecommunication Services	35,975	720,848
	Remgro Limited +	Diversified Financials	122,100	2,712,277
	RMI Holdings +	Insurance	368,900	1,449,183
	Steinhoff International Holdings Limited # +	Consumer Durables & Apparel	269,677	1,711,621

				12,363,186

SOUTH KOREA (12.6%)
	Hana Financial Group Inc. +	Banks	33,400	984,196
	Hankook Tire Co., Ltd. +	Automobiles & Components	10,410	436,576
	Hyundai Motor Company +	Automobiles & Components	5,575	875,132
	KB Financial Group Inc. +	Banks	22,600	860,195
	Korea Electric Power Corporation +	Utilities	58,000	2,518,288
	LG Display Co., Ltd. +	Technology Hardware & Equipment	62,200	1,718,930
	NAVER Corporation +	Software & Services	1,118	675,461
	Samsung Electronics Co., Ltd. +	Semiconductors & Semiconductor Equipment	690	904,945
	SK Hynix Inc. +	Semiconductors & Semiconductor Equipment	27,000	1,154,317
	SK Telecom Co., Ltd. +	Telecommunication Services	8,875	2,374,260

				12,502,300

TAIWAN (7.8%)
	Catcher Technology Co., Ltd +	Technology Hardware & Equipment	114,000	1,334,916
	CTBC Financial Holding Company Ltd. +	Banks	1,211,000	942,556
	MediaTek Inc. +	Semiconductors & Semiconductor Equipment	93,000	1,196,234
	Pegatron Corporation +	Technology Hardware & Equipment	288,000	854,436
	Taiwan Semiconductor Manufacturing Company Ltd. +	Semiconductors & Semiconductor Equipment	697,000	3,364,971

				7,693,113

THAILAND (1.6%)
	Krung Thai Bank Public Company Limited +	Banks	1,102,250	740,629
	Thai Union Frozen Products Public Company Limited +	Food, Beverage & Tobacco	1,338,600	827,519

				1,568,148

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	31

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares/Principal Amount	Value (US$)

TURKEY (2.1%)
	Haci Omer Sabanci Holding A.S. +	Diversified Financials	386,500	$ 1,411,675
	Tofas Turk Otomobil Fabrikasi A.S. +	Automobiles & Components	107,000	656,047

				2,067,722

Total Common Stocks		(Cost $83,346,763)		93,262,846

FOREIGN GOVERNMENT NOTE/BOND (0.0%)

INDIA (0.0%)
	NTPC Limited:
	8.490% due 03/25/2025		$5,901,250	11,865

Total Foreign Government Note/Bond		(Cost $954)		11,865

PREFERRED STOCKS (3.4%)

BRAZIL (2.7%)
	Banco Bradesco S.A.	Banks	168,832	1,803,221
	Itau Unibanco Holding S.A.	Banks	66,900	856,858

				2,660,079

COLOMBIA (0.7%)
	Banco Davivienda S.A.	Banks	63,100	733,782

Total Preferred Stocks		(Cost $3,674,831)		3,393,861

RIGHTS (0.1%)

INDIA (0.1%)
	Tata Motors Limited +	Automobiles & Components	$10,117	80,678

Total Rights		(Cost $86,528)		80,678

U.S. GOVERNMENT OBLIGATIONS (0.2%)

HELD AS COLLATERAL FOR SECURITIES LENDING

	U.S. Treasury Notes:		$53,392	53,769
	2.750% due 02/15/2019		18,099	19,243
	3.125% due 05/15/2019		3,770	4,101
	1.750% due 05/15/2023		48,364	48,132

				125,245
	U.S. Treasury Bond:
	3.125% due 11/15/2041		26,646	29,090

Total U.S. Government Obligations		(Cost $150,271)		154,335

The accompanying notes are an integral part of these financial statements

32	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2015

Country	Issue	Industry	Shares	Value (US$)

SHORT TERM INVESTMENTS (4.7%)

MONEY MARKET FUND (1.5%)
	Northern Institutional Treasury Portfolio, 0.01% (a)		1,548,213	$ 1,548,213

HELD AS COLLATERAL FOR SECURITIES LENDING

MONEY MARKET FUND (3.2%)
	Northern Institutional Liquid Asset Portfolio, 0.18% (a)		3,143,600	3,143,600

Total Short Term Investments		(Cost $4,691,813)		4,691,813

Total Investments	102.7%	(Cost $91,951,160)		$101,595,398
Other Assets, Less Liabilities	(2.7)%			(2,698,699)
Total Net Assets:	100.0%			$98,896,699

*	Non-Income Producing Securities

#	All or a portion of securities on loan at April 30, 2015 - See Note 1(I) to Financial Statements

+	Fair Valued Security - See Note 1(A) to Financial Statements

(a)	7-day yield

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	33

Thomas White Emerging Markets Fund

The following table summarizes the inputs used, as of April 30, 2015, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$1,618,125	$-------	$-------	$1,618,125
Chile	815,137	-------	-------	815,137
China	6,994,568	14,855,860	-------	21,850,428
Hong Kong	-------	9,008,795	-------	9,008,795
India	1,202,024	5,550,899	-------	6,752,923
Indonesia	-------	3,235,900	-------	3,235,900
Macau	-------	682,175	-------	682,175
Malaysia	-------	920,596	-------	920,596
Mexico	4,213,961	-------	-------	4,213,961
Panama	2,176,245	-------	-------	2,176,245
Philippines	-------	2,323,044	-------	2,323,044
Poland	-------	1,519,548	-------	1,519,548
Russia	-------	1,951,500	-------	1,951,500
South Africa	-------	12,363,186	-------	12,363,186
South Korea	-------	12,502,300	-------	12,502,300
Taiwan	-------	7,693,113	-------	7,693,113
Thailand	-------	1,568,148	-------	1,568,148
Turkey	-------	2,067,722	-------	2,067,722
Total Common Stocks	$17,020,060	$76,242,786	$-------	$93,262,846
Foreign Government Note/Bond
India	$-------	$11,865	$-------	$11,865
Total Foreign Government Note/Bond	$-------	$11,865	$-------	$11,865
Preferred Stocks
Brazil	$2,660,079	$-------	$-------	$2,660,079
Colombia	733,782	-------	-------	733,782
Total Preferred Stocks	$3,393,861	$-------	$-------	$3,393,861
Rights
India	$-------	$80,678	$-------	$80,678
Total Rights	$-------	$80,678	$-------	$80,678
U.S. Government Obligations	$-------	$154,335	$-------	$154,335
Short Term Investments	$4,691,813	$-------	$-------	$4,691,813
Total Investments	$25,105,734	$76,489,664	$-------	$101,595,398

The accompanying notes are an integral part of these financial statements

34	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2015

For more information on valuation inputs, please refer to note 1(A) of the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	35

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1],3	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.16%	1.15%	1.24%

1In the absence of the fee deferral/expense reimbursement arrangement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.16% for Investor Class shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. The fee deferral/expense reimbursement agreement expires February 28, 2016. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$16.74	$35.6 million	2.00% within 60 days	26%

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APRIL 30, 2015

Average Annual Returns as of April 30, 2015 (Unaudited)
Class	6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/1999)
Investor Class shares (TWAOX)	5.68%	2.07%	11.13%	15.06%	13.09%	7.84%	8.30%
Russell Midcap Index[1]	5.87%	3.01%	13.30%	17.87%	15.09%	10.27%	9.75%
S&P 500 Index[1]	4.40%	1.92%	12.98%	16.73%	14.33%	8.32%	5.18%

1 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Investor Class Gross Expense Ratio, based on the most recent prospectus, is 1.15%.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares, its primary benchmark, the Russell Midcap Index, and its secondary benchmark, the S&P 500 Index, for the past 10 years through April 30, 2015. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +112.68% for the Fund’s Investor Class shares, +165.87% for the primary benchmark, and +122.39% for the secondary benchmark. The Fund’s Investor Class shares average annual total return since inception on March 4, 1999 was +8.30%. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

38	www.thomaswhitefunds.com

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund returned +5.68% during the six-month period ended April 30, 2015 while the Fund’s primary benchmark, the Russell Midcap Index, returned +5.87% and the secondary benchmark S&P 500 Index returned +4.40% during the same period. Since its inception in 1999, the Fund’s annualized returns are +8.30%, compared to +9.75% for the Russell Midcap Index and +5.18% for the S&P 500 Index.

U.S. Economy Slowed by Adverse Weather at the Start of the Year

U.S. domestic equity prices advanced during the early part of the review period, sustaining the uptrend that has produced strong gains for the last two years. However, domestic equity markets were relatively more subdued during the second half of the period as it became evident that the U.S. economy slowed appreciably during the winter months. Nevertheless, the major large cap equity indices hovered close to their recent highs as investors remained optimistic of an economic rebound. In addition, the increased prospect of the U.S. Federal Reserve delaying rate hikes also brightened the markets.

The U.S. economy saw a moderate decline in aggregate output during the first quarter of 2015 as business spending declined and consumer spending remained lukewarm.

Exports declined as the strong U.S. Dollar hurt the competitiveness of manufacturers while imports gained at a modest pace. Corporate earnings growth and cash flows were more robust than expected during the first quarter of the year. Nevertheless, companies have not increased capital spending and continue to return more capital to shareholders in the form of dividends and share buybacks. Merger and acquisition activity accelerated as pressure from activist shareholders to improve efficiency and returns forced corporations to seek more deals.

Portfolio Review

During the six-month review period ended April 30, 2015, the Fund marginally underperformed its primary benchmark but outperformed the secondary benchmark. Fund holdings in sectors such as healthcare, technology, consumer staples and consumer discretionary contributed the most to Fund returns. Sectors that underperformed during the period included materials and energy.

ON Semiconductor Corp., a manufacturer of electronic chips for industrial devices, was the largest contributor to Fund returns during the review period, as some of its recent acquisitions helped the firm expand into growth segments of the industry such as automotive and industrial imaging. Generic drugs manufacturer Mylan, Inc. advanced as the company is expected to see a meaningful reduction in its tax rate after shifting its

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

domicile overseas, following its acquisition of the generic business of Abbott Laboratories. Drug distributor AmerisourceBergen Corp. advanced as it agreed to acquire MWI Veterinary Supply Inc. to expand its footprint in the growing animal health market in the U.S. The acquisition is anticipated to be immediately accretive to the firm’s earnings. Software developer DST Systems, Inc. gained as the company’s earnings growth in recent quarters has been above analyst estimates. Omnicare, Inc., one of the largest distributors of drugs to hospitals and nursing homes, outperformed on speculation that the company could be an acquisition target. After the review period, larger competitor CVS Health made an offer to acquire Omnicare.

Rail car maker Trinity Industries, Inc. declined on concerns that lower oil prices would reduce freight demand for transporting high cost Canadian oil. Earlier, there were expectations that railroad companies would replace older rolling stock with new cars to reduce environmental damage after oil leaks during accidents. The fall in oil prices also negatively affected oil refiner and distributor HollyFrontier Corp. as well as oil field services company Weatherford International, as new investments in oil exploration and production could be delayed or cancelled. Flash storage solutions provider SanDisk Corp. declined as the company cut its revenue forecast for the full year, citing sales of some products that came in below expectations due to lower pricing. Storage systems and data management solutions provider NetApp, Inc. disappointed on returns as the firm said it expects earnings to fall below market estimates. The strength of the U.S. Dollar against the euro could also be a trigger for the muted outlook as Europe contributes about a third of the company’s sales.

U.S. Economy Expected to Rebound in Coming Quarters

More recent data trends have confirmed that the decline in economic activity during the first quarter of 2015 was mostly due to disruptions caused by difficult winter weather. Job gains rebounded in April after the subdued start to the year and confirmed renewed business optimism. Though retail sales growth for the year has been tepid so far, consumer sentiment turned brighter after the end of the first quarter and should help lift retail sales in the coming months. It appears that the positive impact on consumer spending growth from lower oil prices has been less than expected, as many households appear to have used the savings to pay down debt or add to their savings. It is likely that consumers have so far seen lower fuel prices as a temporary event without lasting benefits, and are reluctant to increase their spending on other goods and services. This behavior could change if average fuel prices remain below the higher levels seen in recent years. In addition, if the labor market strengthens and wage growth improves further, consumers may become more confident about expanding their household budgets.

The housing market remains healthy and should continue to benefit from stronger labor markets and low mortgage rates. Average home prices have advanced further this year in most major cities, except select places where the local economic conditions

40	www.thomaswhitefunds.com

APRIL 30, 2015

are markedly weaker. New home sales have also expanded this year while housing starts rose strongly in April, indicating higher confidence among homebuilders. The rental market remains robust and is encouraging more construction activity and transactions for apartment buildings and multi-family units.

The U.S. Federal Reserve is now expected to announce its first rate hike since 2006 later this year. The Fed acknowledged that economic activity was weak during the first quarter, thus reducing the probability of a rate increase during the current quarter.

Though the unemployment rate has improved more than anticipated, inflation remains well below expectations. This should give the Fed enough flexibility to delay the rate hike as higher borrowing costs at this point could slow the economy. Domestic rate increases could also strengthen the U.S. dollar against other major currencies and hurt the earnings of large corporations that have significant overseas businesses.

We thank you for investing in the Thomas White American Opportunities Fund.

www.thomaswhitefunds.com	41

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Portfolio Industry Allocation and Market Capitalization as of April 30, 2015 (Unaudited)

Industries	% of TNA
Automobiles & Components	2.8%
Banks	3.1%
Capital Goods	6.3%
Commercial & Professional Services	2.6%
Consumer Durables & Apparel	3.3%
Consumer Services	2.7%
Diversified Financials	3.5%
Energy	1.3%
Food & Staples Retailing	1.3%
Food, Beverage & Tobacco	4.0%
Health Care Equipment & Services	9.7%
Insurance	4.3%
Materials	5.7%
Media	1.0%

Industries	% of TNA
Pharmaceuticals, Biotechnology & Life Sciences	3.9%
REITS	5.8%
Retailing	8.0%
Semiconductors & Semiconductor Equipment	4.8%
Software & Services	7.5%
Technology Hardware & Equipment	2.5%
Telecommunication Services	1.3%
Transportation	6.1%
Utilities	6.2%
Cash & Other	2.3%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $15.2 billion)	29.2%
Mid Cap ($2.3-$15.2 billion)	67.2%
Small Cap (under $2.3 billion)	1.3%
Cash & Other	2.3%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

42	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2015

Industry	Issue	Shares	Value

COMMON STOCKS (97.7%)

AUTOMOBILES & COMPONENTS (2.8%)
	Autoliv, Inc.	2,800	$332,416
	Thor Industries, Inc.	4,550	273,774
	Visteon Corporation *	3,800	385,320

			991,510

BANKS (3.1%)
	Associated Banc-Corp	19,500	366,795
	East West Bancorp, Inc.	9,450	383,575
	SunTrust Banks, Inc.	8,400	348,600

			1,098,970

CAPITAL GOODS (6.3%)
	AGCO Corporation	6,100	314,211
	Regal-Beloit Corporation	5,600	437,920
	Spirit AeroSystems Holdings, Inc. - Class A *	8,700	442,743
	SPX Corporation	3,200	246,400
	Terex Corporation	8,650	237,529
	The Timken Company	5,700	223,953
	W.W. Grainger, Inc.	1,400	347,802

			2,250,558

COMMERCIAL & PROFESSIONAL SERVICES (2.6%)
	Copart, Inc. *	9,400	334,358
	Republic Services, Inc.	14,300	581,009

			915,367

CONSUMER DURABLES & APPAREL (3.3%)
	Hanesbrands Inc.	26,600	826,728
	Lennar Corporation - Class A	7,850	359,530

			1,186,258

CONSUMER SERVICES (2.7%)
	Chipotle Mexican Grill, Inc. *	500	310,670
	Hyatt Hotels Corporation - Class A *	7,900	458,595
	MGM Resorts International *	9,000	190,350

			959,615

DIVERSIFIED FINANCIALS (3.5%)
	Ameriprise Financial, Inc.	6,900	864,432
	SEI Investments Company	8,550	390,393

			1,254,825

ENERGY (1.3%)
	Valero Energy Corporation	8,300	472,270

FOOD & STAPLES RETAILING (1.3%)
	The Kroger Co.	6,900	475,479

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	43

Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

FOOD, BEVERAGE & TOBACCO (4.0%)
	Coca-Cola Enterprises, Inc.	7,000	$ 310,870
	ConAgra Foods Inc.	7,650	276,548
	Lorillard, Inc.	9,300	649,698
	Molson Coors Brewing Company - Class B	2,400	176,424

			1,413,540

HEALTH CARE EQUIPMENT & SERVICES (9.7%)
	AmerisourceBergen Corporation	5,600	640,080
	The Cooper Companies, Inc.	2,700	480,789
	Humana, Inc.	2,800	463,680
	Laboratory Corporation of America Holdings *	3,420	408,895
	Omnicare, Inc.	6,900	607,062
	St. Jude Medical, Inc.	4,500	315,225
	Zimmer Holdings, Inc.	4,850	532,724

			3,448,455

INSURANCE (4.3%)
	Assurant, Inc.	4,600	282,716
	Everest Re Group, Ltd.	1,700	304,147
	The Hartford Financial Services Group, Inc.	12,000	489,240
	Lincoln National Corporation	8,100	457,569

			1,533,672

MATERIALS (5.7%)
	Ball Corporation	9,400	690,054
	Celanese Corporation - Series A	4,700	311,892
	The Scotts Miracle-Gro Company - Class A	5,400	348,354
	The Sherwin-Williams Company	1,250	347,500
	The Valspar Corporation	3,900	316,290

			2,014,090

MEDIA (1.0%)
	Cablevision Systems Corporation - Class A	18,000	359,640

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (3.9%)
	Jazz Pharmaceuticals Public Limited Company *	2,500	446,750
	Mylan NV *	9,250	668,405
	PerkinElmer, Inc.	5,350	274,241

			1,389,396

REITS (5.8%)
	Brixmor Property Group, Inc.	14,400	337,680
	Health Care REIT, Inc.	4,900	352,898
	Host Hotels & Resorts Inc.	15,000	302,100
	Jones Lang LaSalle Incorporated	2,400	398,544
	LaSalle Hotel Properties	9,400	344,886
	Spirit Realty Capital, Inc.	29,800	336,442

			2,072,550

The accompanying notes are an integral part of these financial statements

44	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2015

Industry	Issue	Shares	Value

RETAILING (8.0%)
	AutoNation, Inc. *	6,950	$ 427,772
	AutoZone, Inc. *	700	470,862
	Expedia, Inc.	4,000	376,920
	Foot Locker, Inc.	10,600	630,170
	Macy’s, Inc.	8,450	546,124
	Ulta Salon, Cosmetics & Fragrance, Inc. *	2,600	392,834

			2,844,682

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.8%)
	Broadcom Corporation - Class A	13,800	610,029
	ON Semiconductor Corporation *	56,900	655,488
	Xilinx, Inc.	10,650	461,784

			1,727,301

SOFTWARE & SERVICES (7.5%)
	Cadence Design Systems, Inc. *	17,900	333,835
	DST Systems, Inc.	8,350	960,918
	Global Payments Inc.	2,900	290,812
	SolarWinds, Inc. *	8,400	409,752
	Solera Holdings Inc.	6,450	312,954
	Teradata Corporation *	8,000	351,920

			2,660,191

TECHNOLOGY HARDWARE & EQUIPMENT (2.5%)
	F5 Networks, Inc. *	3,950	481,979
	NetApp, Inc.	11,250	407,813

			889,792

TELECOMMUNICATION SERVICES (1.3%)
	Telephone and Data Systems, Inc.	16,800	448,728

TRANSPORTATION (6.1%)
	Alaska Air Group, Inc.	5,050	323,503
	American Airlines Group Inc.	8,400	405,594
	Delta Air Lines, Inc.	11,400	508,896
	Hertz Global Holdings, Inc. *	17,200	358,448
	Ryder System, Inc.	6,100	581,696

			2,178,137

UTILITIES (6.2%)
	Ameren Corporation	8,200	335,708
	CMS Energy Corporation	12,850	436,000
	DTE Energy Company	7,000	557,410
	Great Plains Energy Incorporated	17,950	469,931
	National Fuel Gas Company	6,400	412,480

			2,211,529

Total Common Stocks		(Cost $26,596,856)	34,796,555

Total Investments	97.7%	(Cost $26,596,856)	$34,796,555
Other Assets, Less Liabilities:	2.3%		811,875
Total Net Assets:	100.0%		$35,608,430

The accompanying notes are an integral part of these financial statements

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Thomas White American Opportunities Fund

*	Non-Income Producing Securities

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

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Investment Portfolio (Unaudited)	April 30, 2015

The following table summarizes the inputs used, as of April 30, 2015, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$991,510	$-------	$-------	$991,510
Banks	1,098,970	-------	-------	1,098,970
Capital Goods	2,250,558	-------	-------	2,250,558
Commercial & Professional Services	915,367	-------	-------	915,367
Consumer Durables & Apparel	1,186,258	-------	-------	1,186,258
Consumer Services	959,615	-------	-------	959,615
Diversified Financials	1,254,825	-------	-------	1,254,825
Energy	472,270	-------	-------	472,270
Food & Staples Retailing	475,479	-------	-------	475,479
Food, Beverage & Tobacco	1,413,540	-------	-------	1,413,540
Health Care Equipment & Services	3,448,455	-------	-------	3,448,455
Insurance	1,533,672	-------	-------	1,533,672
Materials	2,014,090	-------	-------	2,014,090
Media	359,640	-------	-------	359,640
Pharmaceuticals, Biotechnology & Life Sciences	1,389,396	-------	-------	1,389,396
REITS	2,072,550	-------	-------	2,072,550
Retailing	2,844,682	-------	-------	2,844,682
Semiconductors & Semiconductor Equipment	1,727,301	-------	-------	1,727,301
Software & Services	2,660,191	-------	-------	2,660,191
Technology Hardware & Equipment	889,792	-------	-------	889,792
Telecommunication Services	448,728	-------	-------	448,728
Transportation	2,178,137	-------	-------	2,178,137
Utilities	2,211,529	-------	-------	2,211,529
Total Common Stocks	$34,796,555	$-------	$-------	$34,796,555
Total Investments	$34,796,555	$-------	$-------	$34,796,555

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

No transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	International Fund		Emerging Markets Fund		American Opportunities Fund
ASSETS:
Investments in securities at market value [1]	$	728,527,024	$	101,595,398	$	34,796,555
Foreign currency [2]		72,403		5,314		-------
Cash		1,671,004		-------		829,956
Receivables:
Securities Lending		6,895		7,425		-------
Investments sold		19,611,019		528,155		-------
Dividends and interest		2,718,770		114,207		15,634
Reclaims		1,911,049		43,834		-------
Fund shares sold		344,631		99		-------
Prepaid expenses		124,289		42,319		12,139
Total assets		754,987,084		102,336,751		35,654,284

LIABILITIES:
Investments payable		15,031,787		-------		-------
Management and administrative fees payable		579,048		58,003		25,515
Compliance fees payable		40,395		4,410		1,715
Accrued expenses		372,019		57,553		18,624
Currency payable		11,168		11,496		-------
Payable for fund shares redeemed		1,028,277		-------		-------
Distribution fees (See Note 5)		6,444		452		-------
Other liabilities		256,420		14,267		-------
Collateral on loaned securities (See Note 1) [3]		19,686,844		3,293,871		-------
Total liabilities		37,012,402		3,440,052		45,854
Net Assets	$	717,974,682	$	98,896,699	$	35,608,430

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	$	647,215,783	$	94,742,736	$	25,520,366
Accumulated net investment income		5,109,251		254,319		147,241
Accumulated net realized gain/(loss)		(29,701,572)		(5,743,071)		1,741,124
Net unrealized appreciation/depreciation on:
Investments and foreign currency translations		95,663,854		9,644,272		8,199,699
Other assets and liabilities denominated in foreign currency		(312,634)		(1,557)		-------
Net assets	$	717,974,682	$	98,896,699	$	35,608,430
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTOR CLASS SHARES
Net assets	$	343,712,355	$	4,998,001	$	35,608,430
Shares outstanding [4]		19,941,032		438,110		2,127,201
Net asset value and offering price per share	$	17.24	$	11.41	$	16.74

CLASS I SHARES
Net assets	$	372,975,105	$	93,628,612
Shares outstanding [4]		21,586,896		8,165,517
Net asset value and offering price per share	$	17.28	$	11.47

CLASS A SHARES
Net assets	$	832,684	$	77,602
Shares outstanding [4]		48,441		6,827
Net asset value and offering price per share	$	17.19	$	11.37
Maximum offering price per share	$	18.24	$	12.06

CLASS C SHARES
Net assets	$	454,538	$	192,484
Shares outstanding [4]		26,539		17,009
Net asset value and offering (may be subject to contingent deferred sales charge) price per share	$	17.13	$	11.32

1 Cost Basis of Investments:

International Fund: $632,863,280 including

Security Lending collateral of $19,686,844

Emerging Markets Fund: $91,951,160 including

Security Lending collateral of $3,293,871

American Opportunities Fund: $26,596,856

2 Cost Basis of Cash denominated in foreign currencies: International Fund: $72,293 Emerging Markets Fund: $5,280
3 Value of securities out on loan at 4/30/2015: International Fund: $19,109,888 Emerging Markets Fund: $3,217,563
4 There are an unlimited number of $.01 par value shares of beneficial interest authorized.
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Operations

Period Ended April 30, 2015 (Unaudited)

		International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends [1]	$	9,325,894	$	675,898	$	335,012
Interest		72		1,834		-------
Securities lending income (Note 1)		22,045		11,858		-------
Total investment income		9,348,011		689,590		335,012
Expenses:
Investment management fees (Note 4)		3,177,490		330,066		147,376
Business management fees (Note 4)		130,838		13,591		6,068
Accounting and administration fees		212,788		25,535		11,008
Custodian fees		96,624		28,163		3,669
Transfer agent fees		89,815		28,034		7,599
Trustees’ fees and expenses		44,986		4,281		1,608
Audit fees and expenses		11,911		10,398		7,311
Registration fees		41,234		28,579		7,932
Printing expenses		45,438		3,439		2,231
Legal fees and expenses		69,488		5,430		2,010
Distribution expense (Note 5):
Class A Shares		774		96		-------
Class C Shares		2,296		608		-------
Administrative Service Fee:
Investor Class Shares		395,696		657		1,634
Class A Shares		269		60		-------
Other expenses		61,085		11,003		2,801
Total expenses		4,380,732		489,940		201,247
Reimbursement/Recoupment from Investment Manager (Note 4)		(232,297)		(58,271)		-------
Tax expense		90,376		-------		-------
Net expenses		4,238,811		431,669		201,247
Net investment income		5,109,200		257,921		133,765

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain (loss) on investments & foreign currency transactions		(29,701,572)		(4,648,044)		1,740,104
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions		34,859,248		3,766,487		35,487
Net gain (loss) on investments		5,157,676		(881,557)		1,775,591
Net increase (decrease) in net assets from operations	$	10,266,876	$	(623,636)	$	1,909,356
1 Net of foreign taxes withheld of: International Fund: $1,153,498 Emerging Markets Fund: $82,989 American Opportunities Fund: $40
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

	International Fund
	Six Months Ended April 30, 2015			Year Ended October 31, 2014
Change in net assets from operations:
Net investment income	$	5,109,200	$	13,009,300
Net realized gain (loss) on investments		(29,701,572)		58,838,488
Net unrealized appreciation / depreciation on investments and foreign currency transactions		34,859,248		(96,645,567)
Net increase (decrease) in net assets from operations		10,266,876		(24,797,779)
Distribution to Investor Class Shareholders:
From net investment income		-------		(5,185,754)
From realized gain		-------		(26,486,414)
Distribution to Class I Shareholders:
From net investment income		-------		(7,460,753)
From realized gain		-------		(32,452,160)
Distribution to Class A Shareholders:
From net investment income		-------		(3,338)
From realized gain		-------		(18,629)
Distribution to Class C Shareholders:
From net investment income		-------		(4,003)
From realized gain		-------		(45,015)
Total distributions		-------		(71,656,066)
Fund share transactions (Note 3)		(105,708,660)		22,039,588
Total decrease		(95,441,784)		(74,414,257)
Net assets:
Beginning of period		813,416,466		887,830,723
End of period	$	717,974,682	$	813,416,466
Undistributed net investment income	$	5,109,251	$	51
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

	Emerging Markets Fund
	Six Months Ended April 30, 2015			Year Ended October 31, 2014
Change in net assets from operations:
Net investment income	$	257,921	$	881,156
Net realized gain (loss) on investments		(4,648,044)		140,785
Net unrealized appreciation / depreciation on investments and foreign currency transactions		3,766,487		260,106
Net increase (decrease) in net assets from operations		(623,636)		1,282,047
Distribution to Investor Class Shareholders:
From net investment income		-------		(52,666)
Distribution to Class I Shareholders:
From net investment income		-------		(797,544)
Distribution to Class A Shareholders:
From net investment income		-------		(595)
Distribution to Class C Shareholders:
From net investment income		-------		(257)
Total distributions		-------		(851,062)
Fund share transactions (Note 3)		17,519,741		41,045,864
Total increase		16,896,105		41,476,849
Net assets:
Beginning of period		82,000,594		40,523,745
End of period	$	98,896,699	$	82,000,594
Undistributed net investment income (loss)	$	254,319	$	(3,602)
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

	American Opportunities Fund
	Six Months Ended April 30, 2015			Year Ended October 31, 2014
Change in net assets from operations:
Net investment income	$	133,765	$	143,093
Net realized gain (loss) on investments		1,740,104		2,872,207
Net unrealized appreciation / depreciation on investments and foreign currency transactions		35,487		1,459,703
Net increase (decrease) in net assets from operations		1,909,356		4,475,003
Distribution to Investor Class Shareholders:
From net investment income		-------		(127,501)
From realized gain		-------		(2,899,401)
Total distributions		-------		(3,026,902)
Fund share transactions (Note 3)		(131,141)		3,243,676
Total increase		1,778,215		4,691,777
Net assets:
Beginning of period		33,830,215		29,138,438
End of period	$	35,608,430	$	33,830,215
Undistributed net investment income	$	147,241	$	13,476
The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares (collectively referred to as the “Funds”) - the Thomas White International Fund (the “International Fund”), which commenced operations with the sale of Investor Class shares on June 28, 1994 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations with the sale of Investor Class shares on June 28, 2010 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations with the sale of Investor Class shares on March 4, 1999. The Class A shares and Class C shares are subject to a distribution and service (12b-1) fee of 0.25% and 1.00%, respectively. Class A shares have a maximum front-end sales charge of 5.75% that is included in the offering price of the Class A shares. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within 12 months of purchase. The investment objective of each Fund is to seek long-term capital growth. The International Fund invests in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund invests in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of the Trust’s financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. NASDAQ National Market securities are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and ask price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. As of April 30, 2015, all securities within each Fund’s portfolio were valued at the last reported sales price on the principal exchange on which the securities are traded and adjusted by a fair value factor when necessary and as further described below. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of a Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

(B) MULTI-CLASS OPERATIONS AND ALLOCATIONS

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and administrative services fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class within each specific Fund.

(C) MARKET RISK

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and securities of the U.S. Government.

(D) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translation includes changes in the value of assets and liabilities resulting from exchange rates.

(E) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

All open tax years and major jurisdictions have been reviewed for the Funds and, based on this review, there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of April 30, 2015, open Federal tax years include the tax years ended October 31, 2011 through 2014. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds accrue for such material foreign taxes on net realized and unrealized gains at the appropriate rate for each country. Based on rates ranging from approximately 10% to 15% there were no material accruals at year end.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(I) SECURITIES LENDING

The Funds may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash, cash equivalents, or other securities as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for each Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash, cash equivalents, or other securities received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. The collateral is invested in the Northern Institutional Liquid Asset Portfolio (an open-end regulated investment company) and U.S. Treasury Notes/Bonds which are shown on the investment portfolios for the International Fund and Emerging

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

Markets Fund. The collateral is reflected in the Funds’ statements of assets and liabilities in the line item labeled “Investments in securities at market value.” A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as securities lending income. The value of loaned securities and related collateral outstanding at April 30, 2015 are as follows:

Fund	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$19,109,888	$19,686,844

Thomas White Emerging Markets Fund	$3,217,563	$3,293,871

The International Fund and the Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Fund	Net Interest Earned
Thomas White International Fund	$22,045

Thomas White Emerging Markets Fund	$11,858

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

(J) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund Investor Class, Class I, Class A and Class C shares charged $2,601, $4,713, $108 and $577, respectively, and the American Opportunities Fund Investor Class shares charged $142 in redemption fees for the period ended April 30, 2015, which were included in net capital paid.

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

NOTE 2. SIGNIFICANT SHAREHOLDER

The following table indicates the number of shareholders who held a significant portion of the shares of each Class’s outstanding shares as of April 30, 2015. Investment activities of these shareholders could have a material effect on each Fund.

Fund	Share Class	Number of Shareholders	% Held
International Fund	Class A	3	31.8%

Emerging Markets Fund	Investor Class	3	86.2%	*

Emerging Markets Fund	Class I	3	43.7%

Emerging Markets Fund	Class A	2	99.4%

Emerging Markets Fund	Class C	1	86.5%

American Opportunities Fund	Investor Class	3	77.1%

*	56.6% is held by the Advisor, Thomas White International, Ltd.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of April 30, 2015, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Six Months Ended April 30, 2015			Year Ended October 31, 2014
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	2,746,368	$	45,484,458	5,332,365	$	102,797,063
Shares issued on reinvestment of dividends & distributions	-------		-------	1,904,440		31,213,764
Shares redeemed	(4,574,654)		(75,738,145)	(8,092,455)		(154,739,665)
Net decrease	(1,828,286)	$	(30,253,687)	(855,650)	$	(20,728,838)
Shares outstanding:
Beginning of period	21,769,318			22,624,968
End of period	19,941,032			21,769,318

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

	Six Months Ended April 30, 2015			Year Ended October 31, 2014
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	1,880,276	$	30,911,812	5,614,851	$	107,320,709
Shares issued on reinvestment of dividends & distributions	-------		-------	1,703,838		27,959,988
Shares redeemed	(6,414,465)		(106,715,064)	(4,845,926)		(92,753,769)
Net increase (decrease)	(4,534,189)	$	(75,803,252)	2,472,763	$	42,526,928
Shares outstanding:
Beginning of period	26,121,085			23,648,322
End of period	21,586,896			26,121,085

	Six Months Ended April 30, 2015			Year Ended October 31, 2014
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	33,524	$	559,236	6,845	$	126,254
Shares issued on reinvestment of dividends & distributions	-------		-------	988		16,174
Shares redeemed	(1,949)		(31,031)	(2,504)		(48,469)
Net increase	31,575	$	528,205	5,329	$	93,959
Shares outstanding:
Beginning of period	16,866			11,537
End of period	48,441			16,866

	Six Months Ended April 30, 2015			Year Ended October 31, 2014
	Class C			Class C
	Shares		Amount	Shares		Amount
Shares sold	5,709	$	95,568	12,673	$	239,051
Shares issued on reinvestment of dividends & distributions	-------		-------	2,606		42,561
Shares redeemed	(16,851)		(275,494)	(7,098)		(134,073)
Net increase (decrease)	(11,142)	$	(179,926)	8,181	$	147,539
Shares outstanding:
Beginning of period	37,681			29,500
End of period	26,539			37,681

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

Emerging Markets Fund
	Six Months Ended April 30, 2015			Year Ended October 31, 2014
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	4,024	$	44,366	16,709	$	188,666
Shares issued on reinvestment of dividends & distributions	-------		-------	3,929		43,767
Shares redeemed	(14,604)		(155,849)	(58,689)		(670,457)
Net decrease	(10,580)	$	(111,483)	(38,051)	$	(438,024)
Shares outstanding:
Beginning of period	448,690			486,741
End of period	438,110			448,690

	Six Months Ended April 30, 2015			Year Ended October 31, 2014
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	1,959,602	$	22,073,250	4,273,882	$	48,505,534
Shares issued on reinvestment of dividends & distributions	-------		-------	61,716		689,980
Shares redeemed	(410,860)		(4,590,193)	(679,382)		(7,737,817)
Net increase	1,548,742	$	17,483,057	3,656,216	$	41,457,697
Shares outstanding:
Beginning of period	6,616,775			2,960,559
End of period	8,165,517			6,616,775

	Six Months Ended April 30, 2015			Year Ended October 31, 2014
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	-------	$	-------	1	$	9
Shares issued on reinvestment of dividends & distributions	-------		-------	39		440
Shares redeemed	(741)		(7,853)	(1)		(12)
Net increase (decrease)	(741)	$	(7,853)	39	$	437
Shares outstanding:
Beginning of period	7,568			7,529
End of period	6,827			7,568

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

	Six Months Ended April 30, 2015			Year Ended October 31, 2014
	Class C			Class C
	Shares		Amount	Shares			Amount
Shares sold	14,705	$	156,061	2,238		$	25,500
Shares issued on reinvestment of dividends & distributions	-------		-------	23			257
Shares redeemed	(4)		(41)	0	^		(3)
Net increase	14,701	$	156,020	2,261		$	25,754
Shares outstanding:
Beginning of period	2,308			47
End of period	17,009			2,308
^ amount is less than 1 share.

American Opportunities Fund
	Six Months Ended April 30, 2015			Year Ended October 31, 2014
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	30,661	$	503,765	39,981	$	663,261
Shares issued on reinvestment of dividends & distributions	-------		-------	185,905		2,851,782
Shares redeemed	(39,743)		(634,906)	(16,666)		(271,367)
Net increase (decrease)	(9,082)	$	(131,141)	209,220	$	3,243,676
Shares outstanding:
Beginning of period	2,136,283			1,927,063
End of period	2,127,201			2,136,283

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 0.85% of the Fund’s average daily net assets annually. For the period ended April 30, 2015, the International Fund, Emerging Markets Fund and American Opportunities Fund paid the Advisor $3,177,490, $330,066, and $147,376, respectively, in investment management fees.

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

During the period ended April 30, 2015, the Advisor has contractually agreed to reimburse its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

	Investor Class	Class I	Class A	Class C
International Fund	1.24%	0.99%	1.49%	1.99%
Emerging Markets Fund	1.34%	1.09%	1.59%	2.09%
American Opportunities Fund	1.34%	n/a	n/a	n/a

These agreements to reimburse fees renew automatically unless the Advisor gives written notice to end them.

The Advisor may recoup any waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed existing expense limitations or the expense limitation in effect at the time the expense was waived and the reimbursement is made within three years after the year in which the Advisor incurred the expense. For the period ended April 30, 2015, the Advisor recouped the following amounts:

Fund	Share Class	Recoupment Amount
Emerging Markets Fund	Investor Class	$1,416

As of April 30, 2015, the International and Emerging Markets Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

Fund	Share Class	Year Fees Waived	Repayment Expires	Balance
International Fund	Investor Class	2012	2015	$352,201
International Fund	Investor Class	2013	2016	$304,097
International Fund	Investor Class	2014	2017	$119,375
International Fund	Investor Class	2015	2018	$89,438
International Fund	Class I	2012	2015	$70,702
International Fund	Class I	2013	2016	$352,884
International Fund	Class I	2014	2017	$276,870
International Fund	Class I	2015	2018	$142,693
International Fund	Class C	2013	2016	$316
International Fund	Class C	2014	2017	$368
International Fund	Class C	2015	2018	$166
Emerging Markets Fund	Investor Class	2012	2015	$143,206
Emerging Markets Fund	Investor Class	2013	2016	$16,309
Emerging Markets Fund	Class I	2012	2015	$896
Emerging Markets Fund	Class I	2013	2016	$157,801
Emerging Markets Fund	Class I	2014	2017	$111,683
Emerging Markets Fund	Class I	2015	2018	$59,557

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

Fund	Share Class	Year Fees Waived	Repayment Expires	Balance
Emerging Markets Fund	Class A	2012	2015	$1
Emerging Markets Fund	Class A	2013	2016	$36
Emerging Markets Fund	Class A	2014	2017	$100
Emerging Markets Fund	Class A	2015	2018	$26
Emerging Markets Fund	Class C	2012	2015	$1
Emerging Markets Fund	Class C	2013	2016	$1
Emerging Markets Fund	Class C	2014	2017	$3
Emerging Markets Fund	Class C	2015	2018	$104

The Funds and U.S. Bancorp Fund Services, LLC (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement.

The Advisor and the Funds have adopted a Business Management Agreement under which the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of the Trust. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets. For the period ended April 30, 2015, for the services provided under the Business Management Agreement, the International Fund, Emerging Markets Fund, and American Opportunities Fund paid the Advisor $130,838, $13,591, and $6,068, respectively.

The Funds have adopted an Administrative Services Plan pursuant to which the Class A shares and Investor Class shares are authorized to make payments to certain entities, which may include banks, broker-dealers and other types of service providers, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Class A shares and Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

NOTE 5. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The International Fund and Emerging Markets Fund have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the International Fund and Emerging Markets Fund to compensate the Distributor for the costs incurred in distributing the Funds’ Class A shares and Class C shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each share Class. For the period ended April 30, 2015, fees incurred by the International Fund pursuant to the Plan were $774 for Class A and $2,296 for Class C shares. For the period ended April 30, 2015, fees incurred by the Emerging Markets Fund were $96 for Class A and $608 for Class C shares.

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

NOTE 6. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Fund. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp also serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 7. INVESTMENT TRANSACTIONS

During the period ended April 30, 2015, the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$273,337,968	$375,436,752

Emerging Markets Fund	35,874,085	19,819,580

American Opportunities Fund	9,025,647	9,506,397

The International Fund, Emerging Markets Fund and American Opportunities Fund did not purchase or sell long-term U.S. Government securities during the period ended April 30, 2015.

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
International Fund	$775,250,588	$113,092,802	$(52,465,648)	$60,627,154

Emerging Markets Fund	78,479,084	10,213,257	(4,376,167)	5,837,090

American Opportunities Fund	25,333,502	8,644,214	(469,378)	8,174,836

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

October 31, 2014, the Funds’ tax year-end. For the International Fund, permanent differences resulted in reclassification of ($355,452) in undistributed net investment loss, $389,049 in accumulated net realized gain and ($33,597) in paid in capital. For the Emerging Markets Fund, permanent differences resulted in reclassification of ($39,933) in undistributed net investment income/(loss), $108,397 in accumulated net realized gain/(loss) and ($68,464) in paid in capital. For the American Opportunities Fund, permanent differences resulted in reclassification of ($33,457) in undistributed net investment loss, $28,214 in accumulated net realized gain and $5,243 in paid in capital.

Fund	Undistributed Ordinary Income	Undistributed Long-term Gains	Net Unrealized Appreciation	Other Accumulated Losses	Total Distributable Earnings
International Fund	$-------	$-------	$60,627,154	$(135,131)	$60,492,023

Emerging Markets Fund	-------	-------	5,837,090	(1,059,491)	4,777,599

American Opportunities Fund	-------	3,872	8,174,836	-------	8,178,708

During the year ended October 31, 2014, the International Fund utilized $181,740 in capital loss carryovers. During the year ended October 31, 2014, the Emerging Markets Fund utilized $197,740 in Post RIC Modernization Act carryovers.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, the Emerging Markets Fund had $1,055,031 in short-term capital loss carry forwards with no expiration.

During the six months ended April 30, 2015, the Funds did not pay any dividends.

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Notes to Financial Statements Period Ended April 30, 2015 (Unaudited)

The tax character of distributions paid during the periods shown below were as follows:

	Year Ended October 31, 2014
	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions
International Fund	$12,662,561	$-------	$58,993,505	$71,656,066

Emerging Markets Fund	851,062	-------	-------	851,062

American Opportunities Fund	126,855	-------	2,900,047	3,026,902

NOTE 8. SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events after April 30, 2015 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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Six Months Ended April 30, 2015 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Investor Class
		Six Months Ended April 30, 2015			Year Ended October 31, 2014		Year Ended October 31, 2013			Year Ended October 31, 2012^			Year Ended October 31, 2011		Year Ended October 31, 2010
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.95		$	19.16	$	16.55		$	15.55		$	16.75	$	14.50

Income from investment operations:
Net investment income [1]		0.10			0.26		0.26			0.31			0.29		0.20
Net realized and unrealized gains/(losses)		0.19			(0.89)		2.57			0.97			(1.20)		2.25
Total from investment operations		0.29			(0.63)		2.83			1.28			(0.91)		2.45

Distributions:
From net investment income		-------			(0.26)		(0.22)			(0.28)			(0.29)		(0.20)
From net realized gains		-------			(1.32)		-------			-------			-------		-------
Tax return of capital		-------			-------		(0.00	) [2]		-------			-------		-------
Total Distributions		-------			(1.58)		(0.22)			(0.28)			(0.29)		(0.20)
Change in net asset value for the period		0.29			(2.21)		2.61			1.00			(1.20)		2.25
Net asset value, end of period	$	17.24		$	16.95	$	19.16		$	16.55		$	15.55	$	16.75
Total Return		1.65%	[3]		(3.00)%		17.13%			8.25%			(5.42)%		16.88%

Ratios/supplemental data
Net assets, end of period (000)	$	343,712		$	369,098	$	433,483		$	540,118		$	478,255	$	484,822

Ratio to average net assets:
Expenses (net of reimbursement)		1.24%	[4]		1.24%		1.24%			1.31%	[5]		1.34%		1.38%
Expenses (prior to reimbursement)		1.30%	[4]		1.27%		1.31%			1.37%	[5]		1.34%		1.38%
Net investment income (net of reimbursement)		1.25%	[4]		1.36%		1.43%			1.94%	[5]		1.70%		1.31%
Net investment income (prior to reimbursement)		1.19%	[4]		1.33%		1.36%			1.88%	[5]		1.70%		1.31%
Portfolio turnover rate [6]		37%			62%		42%			66%			41%		44%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Effective August 31, 2012, the expense cap was decreased from 1.40% to 1.24%.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Six Months Ended April 30, 2015 (Unaudited)

Thomas White International Fund - Class I
		Six Months Ended April 30, 2015			Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.97		$	19.18	$	$16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.12			0.30		0.29			0.07
Net realized and unrealized gains/(losses)		0.19			(0.89)		2.59			0.55
Total from investment operations		0.31			(0.59)		2.88			0.62

Distributions:
From net investment income		-------			(0.30)		(0.26)			(0.29)
From net realized gains		-------			(1.32)		-------			-------
Tax return of capital		-------			-------		(0.00	) [2]		-------
Total Distributions		-------			(1.62)		(0.26)			(0.29)
Change in net asset value for the period		0.31			(2.21)		2.62			0.33
Net asset value, end of period	$	17.28		$	16.97	$	19.18		$	16.56
Total Return		1.83%	[3]		(2.76)%		17.40%			3.83%	[3]

Ratios/supplemental data
Net assets, end of period (000)	$	372,975		$	443,397	$	453,564		$	106,601

Ratio to average net assets:
Expenses (net of reimbursement)		0.99%	[4]		0.99%		0.99%			0.99%	[4]
Expenses (prior to reimbursement)		1.06%	[4]		1.05%		1.11%			1.45%	[4]
Net investment income (net of reimbursement)		1.47%	[4]		1.59%		1.62%			2.47%	[4]
Net investment income (prior to reimbursement)		1.40%	[4]		1.53%		1.50%			2.01%	[4]
Portfolio turnover rate [5]		37%			62%		42%			66%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Six Months Ended April 30, 2015 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class A
		Six Months Ended April 30, 2015			Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.92		$	19.13	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.09			0.23		0.24			0.06
Net realized and unrealized gains/(losses)		0.18			(0.88)		2.56			0.56
Total from investment operations		0.27			(0.65)		2.80			0.62

Distributions:
From net investment income		-------			(0.24)		(0.23)			(0.29)
From net realized gains		-------			(1.32)		-------			-------
Tax return of capital		-------			-------		(0.00	) [2]		-------
Total Distributions		-------			(1.56)		(0.23)			(0.29)
Change in net asset value for the period		0.27			(2.21)		2.57			0.33
Net asset value, end of period	$	17.19		$	16.92	$	19.13		$	16.56
Total Return +		1.60%	[3]		(3.13)%		16.93%			3.80%	[3]

Ratios/supplemental data
Net assets, end of period	$	832,684		$	285,347	$	220,660		$	519

Ratio to average net assets:
Expenses (net of reimbursement)		1.41%	[4]		1.41%		1.44%			1.49%	[4]
Expenses (prior to reimbursement)		1.41%	[4]		1.41%		1.44%			1.66%	[4]
Net investment income (net of reimbursement)		1.14%	[4]		1.23%		1.34%			1.99%	[4]
Net investment income (prior to reimbursement)		1.14%	[4]		1.23%		1.34%			1.82%	[4]
Portfolio turnover rate [5]		37%			62%		42%			66%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Six Months Ended April 30, 2015 (Unaudited)

Thomas White International Fund - Class C
		Six Months Ended April 30, 2015			Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.88		$	19.09	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.04			0.11		0.11			0.06
Net realized and unrealized gains/(losses)		0.21			(0.88)		2.58			0.54
Total from investment operations		0.25			(0.77)		2.69			0.60

Distributions:
From net investment income		-------			(0.12)		(0.16)			(0.27)
From net realized gains		-------			(1.32)		-------			-------
Tax return of capital		-------			-------		(0.00	) [2]		-------
Total Distributions		-------			(1.44)		(0.16)			(0.27)
Change in net asset value for the period		0.25			(2.21)		2.53			0.33
Net asset value, end of period	$	17.13		$	16.88	$	19.09		$	16.56
Total Return +		1.48%	[3]		(3.78)%		16.25%			3.68%	[3]

Ratios/supplemental data
Net assets, end of period	$	454,538		$	636,232	$	563,144		$	518

Ratio to average net assets:
Expenses (net of reimbursement)		1.99%	[4]		1.99%		1.99%			1.99%	[4]
Expenses (prior to reimbursement)		2.06%	[4]		2.05%		2.10%			2.16%	[4]
Net investment income (net of reimbursement)		0.47%	[4]		0.59%		0.62%			1.47%	[4]
Net investment income (prior to reimbursement)		0.40%	[4]		0.53%		0.51%			1.30%	[4]
Portfolio turnover rate [5]		37%			62%		42%			66%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.
(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Six Months Ended April 30, 2015 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Investor Class
		Six Months Ended April 30, 2015			Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012^			Year Ended October 31, 2011		June 28, 2010* through October 31, 2010
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.55		$	11.72	$	11.21	$	10.62		$	12.05	$	10.00

Income from investment operations:
Net investment income [1]		0.03			0.13		0.13		0.18			0.17		0.02
Net realized and unrealized gains/(losses)		(0.17)			(0.18)		0.47		0.58			(1.41)		2.05
Total from investment operations		(0.14)			(0.05)		0.60		0.76			(1.24)		2.07

Distributions:
From net investment income		-------			(0.12)		(0.09)		(0.17)			(0.17)		(0.02)
From net realized gains		-------			-------		-------		-------			(0.02)		-------
Total Distributions		-------			(0.12)		(0.09)		(0.17)			(0.19)		(0.02)
Change in net asset value for the period		(0.14)			(0.17)		0.51		0.59			(1.43)		2.05
Net asset value, end of period	$	11.41		$	11.55	$	11.72	$	11.21		$	10.62	$	12.05
Total Return		(1.21)%	[2]		(0.40)%		5.36%		7.21%			(10.26)%		20.71%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	4,998		$	5,182	$	5,703	$	29,602		$	28,377	$	28,199

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.34%	[3]		1.34%		1.34%		1.47%	[4]		1.50%		1.50%	[3]
Expenses (prior to reimbursement/recoupment)		1.28%	[3]		1.29%		1.63%		1.97%	[4]		1.84%		1.72%	[3]
Net investment income (net of reimbursement/recoupment)		0.64%	[3]		1.16%		1.14%		1.61%	[4]		1.43%		0.57%	[3]
Net investment income (prior to reimbursement/recoupment)		0.70%	[3]		1.21%		0.85%		1.11%	[4]		1.10%		0.36%	[3]
Portfolio turnover rate [5]		25%			64%		54%		54%			33%		4%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

*	Commencement of operations.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Effective August 31, 2012, the expense cap was decreased from 1.50% to 1.34%.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Six Months Ended April 30, 2015 (Unaudited)

Thomas White Emerging Markets Fund - Class I
		Six Months Ended April 30, 2015			Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.59		$	11.73	$	11.21	$	10.80

Income from investment operations:
Net investment income [1]		0.04			0.14		0.13		0.04
Net realized and unrealized gains/(losses)		(0.16)			(0.16)		0.48		0.55
Total from investment operations		(0.12)			(0.02)		0.61		0.59
Distribution from net investment income		-------			(0.12)		(0.09)		(0.18)
Change in net asset value for the period		(0.12)			(0.14)		0.52		0.41
Net asset value, end of period	$	11.47		$	11.59	$	11.73	$	11.21
Total Return		(1.04)%	[2]		(0.12)%		5.48%		5.47%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	93,629		$	76,705	$	34,733	$	956

Ratio to average net assets:
Expenses (net of reimbursement)		1.09%	[3]		1.09%		1.09%		1.09%	[3]
Expenses (prior to reimbursement)		1.26%	[3]		1.25%		1.66%		3.31%	[3]
Net investment income (net of reimbursement)		0.67%	[3]		1.18%		1.15%		1.68%	[3]
Net investment income (loss) (prior to reimbursement)		0.50%	[3]		1.02%		0.58%		(0.54)%	[3]
Portfolio turnover rate [4]		25%			64%		54%		54%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Six Months Ended April 30, 2015 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Class A
		Six Months Ended April 30, 2015			Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.52		$	11.68	$	11.20	$	10.80

Income from investment operations:
Net investment income [1]		0.01			0.08		0.10		0.03
Net realized and unrealized gains/(losses)		(0.16)			(0.16)		0.47		0.55
Total from investment operations		(0.15)			(0.08)		0.57		0.58
Distributions from net investment income		-------			(0.08)		(0.09)		(0.18)
Change in net asset value for the period		(0.15)			(0.16)		0.48		0.40
Net asset value, end of period	$	11.37		$	11.52	$	11.68	$	11.20
Total Return +		(1.30)%	[2]		(0.67)%		5.07%		5.35%	[2]

Ratios/supplemental data
Net assets, end of period	$	77,602		$	87,195	$	87,911	$	527

Ratio to average net assets:
Expenses (net of reimbursement)		1.59%	[3]		1.59%		1.59%		1.59%	[3]
Expenses (prior to reimbursement)		1.66%	[3]		1.71%		1.77%		2.32%	[3]
Net investment income (net of reimbursement)		0.26%	[3]		0.74%		0.89%		1.19%	[3]
Net investment income (prior to reimbursement)		0.19%	[3]		0.62%		0.71%		0.46%	[3]
Portfolio turnover rate [4]		25%			64%		54%		54%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Six Months Ended April 30, 2015 (Unaudited)

Thomas White Emerging Markets Fund - Class C
		Six Months Ended April 30, 2015			Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.50		$	11.72	$	11.21	$	10.80

Income from investment operations:
Net investment income (loss) [1]		(0.02)			0.02		0.03		0.02
Net realized and unrealized gains/(losses)		(0.16)			(0.13)		0.48		0.55
Total from investment operations		(0.18)			(0.11)		0.51		0.57
Distributions from net investment income		-------			(0.11)		-------		(0.16)
Change in net asset value for the period		(0.18)			(0.22)		0.51		0.41
Net asset value, end of period	$	11.32		$	11.50	$	11.72	$	11.21
Total Return +		(1.57)%	[2]		(0.88)%		4.55%		5.32%	[2]

Ratios/supplemental data
Net assets, end of period	$	192,484		$	26,542	$	547	$	526

Ratio to average net assets:
Expenses (net of reimbursement)		2.09%	[3]		2.09%		2.09%		2.09%	[3]
Expenses (prior to reimbursement)		2.26%	[3]		2.25%		2.29%		2.85%	[3]
Net investment income (loss) (net of reimbursement)		(0.33)%	[3]		0.18%		0.23%		0.67%	[3]
Net investment income (loss) (prior to reimbursement)		(0.50)%	[3]		0.02%		0.03%		(0.09)%	[3]
Portfolio turnover rate [4]		25%			64%		54%		54%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C shares.

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Six Months Ended April 30, 2015 (Unaudited)

FINANCIAL HIGHLIGHTS

Thomas White American Opportunities Fund - Investor Class
		Six Months Ended April 30, 2015			Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012^			Year Ended October 31, 2011		Year Ended October 31, 2010
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	15.84		$	15.12	$	13.28	$	12.81		$	12.53	$	10.25

Income from investment operations:
Net investment income		0.06	[1]		0.07 [1]		0.11		0.11			0.13		0.09
Net realized and unrealized gains		0.84			2.21		3.68		0.94			0.78		2.28
Total from investment operations		0.90			2.28		3.79		1.05			0.91		2.37

Distributions:
From net investment income		-------			(0.07)		(0.09)		(0.09)			(0.13)		(0.09)
From net realized gains		-------			(1.49)		(1.85)		(0.49)			(0.50)		-------
Tax return of capital		-------			-------		(0.01)		-------			-------		-------
Total Distributions		-------			(1.56)		(1.95)		(0.58)			(0.63)		(0.09)
Change in net asset value for the period		0.90			0.72		1.84		0.47			0.28		2.28
Net asset value, end of period	$	16.74		$	15.84	$	15.12	$	13.28		$	12.81	$	12.53
Total Return		5.68%	[2]		15.38%		28.52%		8.21%			7.36%		23.13%

Ratios/supplemental data
Net assets, end of period (000)	$	35,608		$	33,830	$	29,138	$	22,870		$	21,072	$	21,547

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.16%	[3]		1.24%		1.34%		1.35%	[4]		1.35%		1.35%
Expenses (prior to reimbursement/recoupment)		1.16%	[3]		1.15%		1.31%		1.50%	[4]		1.39%		1.57%
Net investment income (net of reimbursement/recoupment)		0.77%	[3]		0.45%		0.75%		0.73%	[4]		1.02%		0.75%
Net investment income (prior to reimbursement/recoupment)		0.77%	[3]		0.54%		0.78%		0.58%	[4]		0.97%		0.53%
Portfolio turnover rate		26%			32%		60%		44%			66%		53%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Per share net investment income was calculated prior to tax adjustments.

(2)	Not annualized.

(3)	Annualized.

(4)	Effective August 31, 2012, the expense cap was decreased from 1.35% to 1.34%.

The accompanying notes are an integral part of these financial statements

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Funds you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2014 through April 30, 2015 for the Funds’ Investor Class, Class I, Class A and Class C shares, as applicable.

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees. Therefore the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio*	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period	Ending Account Value April 30, 2015	Expenses Paid During Period
International Fund
Investor Class Shares	1.24%	$1,000.00	$1,016.50	$6.20	$1,018.65	$6.21
Class I Shares	0.99%	$1,000.00	$1,018.30	$4.95	$1,019.89	$4.96
Class A Shares	1.41%	$1,000.00	$1,016.00	$7.05	$1,017.80	$7.05
Class C Shares	1.99%	$1,000.00	$1,014.80	$9.94	$1,014.93	$9.94
Emerging Markets Fund
Investor Class Shares	1.34%	$1,000.00	$987.90	$6.60	$1,018.15	$6.71
Class I Shares	1.09%	$1,000.00	$989.60	$5.38	$1,019.39	$5.46
Class A Shares	1.59%	$1,000.00	$987.00	$7.83	$1,016.91	$7.95
Class C Shares	2.09%	$1,000.00	$984.30	$10.28	$1,014.43	$10.44
American Opportunities Fund
Investor Class	1.16%	$1,000.00	$1,056.80	$5.92	$1,019.04	$5.81

*	Expenses for the International, Emerging Markets and American Opportunities Funds’ annualized expense ratio (after waiver and reimbursement), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

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THOMAS WHITE FUNDS

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

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Approval of Investment Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) held on February 23, 2015, the Board considered and reviewed each of the Investment Advisory Agreements (the “Agreements”) between Lord Asset Management Trust (the “Trust”), on behalf of the Thomas White American Opportunities Fund (the “American Opportunities Fund”), the Thomas White International Fund (the “International Fund”) and the Thomas White Emerging Markets Fund (the “Emerging Markets Fund” and together with the American Opportunities Fund and the International Fund, the “Funds”), and Thomas White International, Ltd. (“TWI” or the “Advisor”), to determine whether the Agreements should be continued for a one-year period.

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of each of the Agreements with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board’s consideration. This included materials prepared by the Advisor for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds.

Following their consideration and review of the Agreements, the Trustees determined that each Agreement would enable shareholders of the Fund to which it applies to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the Independent Trustees of the Board, unanimously approved the continuation of the Agreements. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Agreements. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Funds, as well as profitability data and comparative fee, expense and performance information prepared by Trust management. In considering the continuation of the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own reasonable business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any one specific consideration or particular information that was controlling of their decisions:

•

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that TWI is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, TWI’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds’ portfolio manager, TWI’s investment and

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Approval of Investment Advisory Agreements

management oversight processes, and the overall long-term investment performance of the Funds. The Trustees also determined that TWI proposed to provide investment advisory services that were of the same quality as services it provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from the performance data that TWI had achieved investment performance that was competitive relative to comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that TWI focuses on long-term performance results with respect to their management of the Funds and the Funds may have periods of underperformance when measured on a more short-term basis. With respect to the International Fund, the Trustees took note of the fact that the Investor Class shares of the Fund had underperformed its peer group (based on the category average) for the trailing one-, three- and five-year periods, but had outperformed its peer group (based on the category average) for the trailing ten-year period. The Trustees also noted that the Investor Class shares of the International Fund had underperformed its benchmark index, the MSCI All Country World ex US Index, for the trailing one-, three- and five-year periods, but had outperformed its benchmark index for the trailing ten-year period. With respect to the Emerging Markets Fund (which commenced investment operations in June 2010), the Trustees noted that the Investor Class shares of the Emerging Markets Fund had underperformed its peer group (based on the category average) and benchmark index, the MSCI Emerging Markets Index, over the trailing one- and three-year periods, but, with respect to the three-year period, such underperformance was minimal. With respect to the American Opportunities Fund, the Trustees noted that the Investor Class shares of the American Opportunities Fund had outperformed its peer group (based on the category average) over the one-, three-, five- and ten-year periods. The Trustees also noted that the Investor Class shares of the American Opportunities Fund had underperformed its primary benchmark index, the Russell Midcap Index, and secondary benchmark index, the S&P 500 Index, over the trailing one-, three-, five- and ten-year periods. The Trustees considered statements made by representatives of TWI regarding their plans for seeking to improve the performance results for the Funds and the Board noted the changes that have been implemented by TWI in connection with their efforts in this regard. On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services to be provided by TWI, the Trustees concluded that TWI is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

•

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data, the Trustees determined that the overall expense ratio of each Fund, on a net basis, was competitive with industry

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Approval of Investment Advisory Agreements

averages, particularly with respect to mutual funds of comparable asset size. The Trustees also noted that TWI had proposed to renew its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Funds for an additional year. The Board took into consideration information regarding the fees that TWI charges for similar sub-investment advisory services to another fund as well as other accounts, non-U.S. funds and private funds, and the Trustees noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board also considered TWI’s current level of profitability with respect to the Funds, and noted that TWI’s profitability was acceptable and consistent with applicable industry averages and that TWI is committed to using its own resources to help grow the Funds. The Trustees then noted TWI’s commitment to establishing a multiple-class structure, increasing the exposure of the Web site and implementing other marketing initiatives to help promote the Funds and that the costs of the Web site and marketing are being borne by TWI, which provides an additional benefit to the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by TWI for investment advisory services, the investment advisory and other services provided to the Funds by TWI, and the estimated profitability of TWI’s relationship with each Fund, the Board concluded that the level of investment advisory fees and TWI’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and TWI. The Trustees considered the profitability of TWI both before and after the impact of the marketing related expenses that TWI incurs out of its own resources in connection with its management of the Funds.

•

The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Funds’ investment advisory fees do not decrease as Fund assets grow because the Funds are not currently subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the current size of the Funds, and appropriately reflect the current economic environment for TWI and the competitive nature of the mutual fund market. The Trustees noted that TWI has continued to limit the Funds’ total annual operating expenses by waiving fees and/or reimbursing certain Fund expenses. The Trustees then noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to TWI, in the future.

•

Benefits to TWI from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by TWI from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track records in advertising materials, are reasonable and fair, and consistent with industry practice and the best

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Approval of Investment Advisory Agreements

interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefited from their relationship to TWI by virtue of TWI’s provision of business management services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the cost of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations. In considering information regarding the business management fees payable by the Funds to TWI under the terms of the Business Management Agreement, the Board members indicated that they had considered various factors with respect to the proposed business management fees, including the level and amount of these fees and the services to be provided by the Advisor in connection with the Business Management Agreement, in determining the reasonableness of the total fees payable by the Funds to the Advisor for the overall level of services that the Advisor provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory business management services that are provided to the Funds by the Advisor, the Board took into consideration: (i) whether the Business Management Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services to be performed under the Business Management Agreement are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

•

Other Considerations. In approving the Agreements, the Trustees determined that TWI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Trustees also concluded that TWI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements with respect to each Fund under which TWI has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements, subject to applicable recoupment provisions. The Board also considered matters with respect to the brokerage practices of TWI, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

In reaching their conclusion with respect to the continuation of each of the Agreements and the level of fees paid under the Agreements, the Trustees, as noted, did not identify any one single factor as being controlling. Rather, the Board took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment

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Approval of Investment Advisory Agreements

advisory services provided by the Advisor to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected management’s overall commitment to the continued growth and development of the Funds. Based upon their consideration and review of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Trustees, including a majority of the Independent Trustees, concluded that the terms of the Agreements are fair and reasonable in light of the services provided and the Board therefore voted to renew the Agreements for an additional one-year period.

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Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

www.thomaswhitefunds.com	85

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OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Stathy M. White

President

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Philadelphia, Pennsylvania

ADMINISTRATOR and TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

COVER PICTURE: Signs of “Good Luck!” are everywhere in Beijing as the Chinese usher in their New Year amid reports that 2014 retail sales grew 12%, and the transition to a consumption-driven growth model has begun.

Item 2. Code of Ethics.

Not Applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not Applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not Applicable for Semi-Annual Reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

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(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LORD ASSET MANAGEMENT TRUST

By (Signature and Title /s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date 7/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date 7/7/15

By (Signature and Title) /s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date 7/6/2015

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